Exhibit 10.6

AMENDED AND RESTATED SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (the “Agreement”), dated as of February 14, 2024, is by and among Phoenix Biotech Acquisition Corp., a Delaware corporation with offices located at 2201 Broadway, Suite 705, Oakland, CA 94612 (the “Company”), CERo Therapeutics, Inc. a Delaware corporation with offices located at 201 Haskins Way, Suite 230, South San Francisco, CA 94080 (the “Target”, and together with the Company, the “BC Parties”), and each of the investors listed on the Schedule of Buyers attached hereto (individually, a “Buyer” and collectively, the “Buyers”).

RECITALS

A. On February 5, 2024, the Company entered into that certain Securities Purchase Agreement (the “Original Securities Purchase Agreement”), by and between the Company and a Buyer, pursuant to which the Company contemplated issuing Preferred Shares (as defined therein) and Warrants (as therein).

B. The BC Parties desires to amend and restate the Original Securities Purchase Agreement in the form hereof.

C. On June 4, 2023, the Company entered into that certain Business Combination Agreement (as in effect as of the date hereof, the “Merger Agreement”), with the Target, and PBCE Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of the Company (“Merger Sub”), pursuant to which, among other things, the Merger Sub shall merge with and into the Target and, at the closing thereof (the “Business Combination Closing”, and such date, the “Business Combination Closing Date”), the Target, as the surviving entity, shall be a wholly-owned subsidiary of the Company (the “Business Combination”). In connection with the Business Combination, the Company has filed a registration statement on Form S-4 (as amended or supplemented from time to time, the “Business Combination Registration Statement”).

D. The Company, the Target and each Buyer is executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”), and Rule 506(b) of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the 1933 Act.

E. The Company has authorized (i) a new series of convertible preferred stock of the Company designated as Series A Convertible Preferred Stock, $0.0001 par value per share, the terms of which are set forth in the certificate of designations of preferences and rights for such series of preferred stock (the “Certificate of Designations”) in the form attached hereto as Exhibit A (together with any convertible preferred shares issued in replacement thereof in accordance with the terms thereof, the “Series A Preferred Stock”), which Series A Preferred Stock shall be convertible into shares of Common Stock (such shares of Common Stock issuable pursuant to the terms of the Certificate of Designations, including, without limitation, upon conversion or otherwise, collectively, the “Conversion Shares”), in accordance with the terms of the Certificate of Designations.

F. Each Buyer wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, (i) the aggregate number of shares of Series A Preferred Stock (the “Initial Preferred Shares”) set forth opposite such Buyer’s name in column (3) on the Schedule of Buyers, (ii) a warrant to initially acquire up to that aggregate number of additional shares of Common Stock set forth opposite such Buyer’s name in column (4) on the Schedule of Buyers, in the form attached hereto as Exhibit B (the “Common Warrants”) (as exercised, collectively, the “Warrant Common Shares”), and (iii) a warrant to initially acquire up to that aggregate number of additional shares of Series A Preferred Stock set forth opposite such Buyer’s name in column (5) on the Schedule of Buyers, in the form attached hereto as Exhibit C (the “Preferred Warrants”, and collectively, with the Common Warrants, the “Warrants”) (as exercised, collectively, the “Warrant Preferred Shares”, and together with the Initial Preferred Shares, the “Preferred Shares”).

G. On the Closing Date, the parties hereto shall execute and deliver a Registration Rights Agreement, in the form attached hereto as Exhibit D (the “Registration Rights Agreement”), pursuant to which the Company has agreed to provide certain registration rights with respect to the Registrable Securities (as defined in the Registration Rights Agreement), under the 1933 Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

H. The Preferred Shares, the Conversion Shares, the Warrants and the Warrant Common Shares are collectively referred to herein as the “Securities.”

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each Buyer hereby agree as follows:

1.  PURCHASE AND SALE OF PREFERRED SHARES, COMMON WARRANTS AND PREFERRED WARRANTS.

(a)  Purchase of Initial Preferred Shares, Common Warrants and Preferred Warrants. Subject to the satisfaction (or waiver) of the conditions set forth in Sections 6 and 7 below, the Company shall issue and sell to each Buyer, and each Buyer severally, but not jointly, agrees to purchase from the Company on the Closing Date (as defined below) (i) the aggregate number of Initial Preferred Shares as is set forth opposite such Buyer’s name in column (3) on the Schedule of Buyers, (ii) Common Warrants to initially acquire up to that aggregate number of Warrant Common Shares as is set forth opposite such Buyer’s name in column (4) on the Schedule of Buyers, and (iii) a Preferred Warrant to initially acquire up to that aggregate number of Warrant Preferred Shares as set forth opposite such Buyer’s name in column (5) of the Schedule of Buyers.

(b)  Closing. The closing (the “Closing”) of the purchase of the Preferred Shares and the Warrants by the Buyers shall occur at the offices of Kelley Drye & Warren LLP, 3 World Trade Center, 175 Greenwich Street, New York, NY 10007. The date and time of the Closing (the “Closing Date”) shall be 10:00 a.m., New York time, on the first (1st) Business Day on which the conditions to the Closing set forth in Sections 6 and 7 below are satisfied or waived (or such other date as is mutually agreed to by the Company and each Buyer). As used herein “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed; provided, however, for clarification, commercial banks shall not be deemed to be authorized or required by law to remain closed due to “stay at home”, “shelter-in-place”, “non-essential employee”  or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in The City of New York generally are open for use by customers on such day.

(c)  Purchase Price. The aggregate purchase price for the Initial Preferred Shares, the Common Warrants and the Preferred Warrants to be purchased by each Buyer (the “Purchase Price”) shall be the amount set forth opposite such Buyer’s name in column (6) on the Schedule of Buyers (to be payable in cash or, at the option of the Company, by cancellation of outstanding Indebtedness or securities of the Company or Target, as applicable, as set forth opposite in a footnote to column (6) on the Schedule of Buyers (the “Purchase Price Cancellation Notes”)).

(d)  Form of Payment. On the Closing Date, (i) each Buyer shall pay its respective Purchase Price (less, in the case of any Buyer, the amounts withheld pursuant to Section 4(g) and/or cancellation of such aggregate outstanding principal and accrued interest on such Purchase Price Cancellation Notes) to the Company for the Initial Preferred Shares, the Common Warrants and the Preferred Warrants to be issued and sold to such Buyer at the Closing, by wire transfer of immediately available funds in accordance with the Flow of Funds Letter (as defined below) and (ii) the Company shall deliver to each Buyer (A) the aggregate number of Initial Preferred Shares as is set forth opposite such Buyer’s name in column (3) of the Schedule of Buyers, (B) a Common Warrant pursuant to which such Buyer shall have the right to initially acquire up to such aggregate number of Warrant Common Shares as is set forth opposite such Buyer’s name in column (4) of the Schedule of Buyers, and (C) a Preferred Warrant to initially acquire up to that aggregate number of Warrant Preferred Shares as set forth opposite such Buyer’s name in column (5), in each case, duly executed on behalf of the Company and registered in the name of such Buyer or its designee.

2.  BUYER’S REPRESENTATIONS AND WARRANTIES.

Each Buyer, severally and not jointly, represents and warrants to the Company with respect to only itself that, as of the date hereof and as of the Closing Date:

(a)  Organization; Authority. Such Buyer is either (i) an individual with sufficient legal capacity or (ii) an entity duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, as applicable, with all requisite power and authority, and has taken all requisite corporate or other action, as applicable, to enter into and to consummate the transactions contemplated by the Transaction Documents (as defined below) to which it is a party and otherwise to carry out its obligations hereunder and thereunder.

(b)  No Public Sale or Distribution. Such Buyer (i) is acquiring its Preferred Shares and Warrants, (ii) upon conversion of its Initial Preferred Shares will acquire the Conversion Shares issuable upon conversion thereof, (iii) upon exercise of its Common Warrants (other than pursuant to a Cashless Exercise (as defined in the Common Warrants)) will acquire the Warrant Common Shares issuable upon exercise thereof, and (iv) upon exercise of its Preferred Warrants will acquire the Warrant Preferred Shares issuable upon exercise thereof, in each case, for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof in violation of applicable securities laws, except pursuant to sales registered or exempted under the 1933 Act; provided, however, by making the representations herein, such Buyer does not agree, or make any representation or warranty, to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption from registration under the 1933 Act. Such Buyer does not presently have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities in violation of applicable securities laws. Such Buyer has no present intent to effect a “change of control” of the Company as such term is understood under the rules promulgated pursuant to Section 13(d) of the Exchange Act. For purposes of this Agreement, “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and any Governmental Entity (as defined below) or any department or agency thereof.

(c)  Accredited Investor Status. Such Buyer is (a) either an “accredited investor” as that term is defined in Rule 501(a) of Regulation D or a “qualified institutional buyer” as defined in Rule 144A(a) under the 1933 Act, (b) an “Institutional Account” as defined in FINRA Rule 4512(c) and (c) a sophisticated institutional investor, experienced in investing in private equity transactions and capable of evaluating investment risks independently, both in general and with regard to all transactions and investment strategies involving a security or securities, including such Buyer’s participation in the transactions contemplated by this Agreement.

(d)  Reliance on Exemptions. Such Buyer understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Buyer’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of such Buyer to acquire the Securities. Each Buyer further acknowledges and understands that the Securities may not be resold or otherwise transferred except in a transaction registered under the Securities Act or unless an exemption from such registration is available.

(e)  Information. Such Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities that have been requested by such Buyer. Such Buyer and its advisors, if any, have had the opportunity to review the Transaction Documents (including all exhibits and schedules thereto) and the SEC Documents (as defined below) and have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by such Buyer or its advisors, if any, or its representatives shall modify, amend or affect such Buyer’s right to rely on the Company’s representations and warranties contained herein. Such Buyer understands that its investment in the Securities involves a high degree of risk. Such Purchaser is able to bear the substantial risks associated with its purchase of the Securities, including but not limited to loss of its entire investment therein. Such Buyer has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities. Such Buyer has determined based on its own independent review and such professional advice as it deems appropriate that its purchase of the Securities and participation in the transactions contemplated by this Agreement (i) are fully consistent with its financial needs, objectives and condition, (ii) comply and are fully consistent with all investment policies, guidelines and other restrictions applicable to it, (iii) have been duly authorized and approved by all necessary action, (iv) do not and will not violate or constitute a default under its charter, by-laws or other constituent document or under any law, rule, regulation, agreement or other obligation by which it is bound and (v) are a fit, proper and suitable investment for such Buyer, notwithstanding the substantial risks inherent in investing in or holding the Securities.

(f)  No Governmental Review. Such Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(g)  Transfer or Resale. Such Buyer understands that except as provided in the Registration Rights Agreement and Section 4(h) hereof: (i) the Securities have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder or (B) such Buyer shall have delivered to the Company (if requested by the Company) an opinion of counsel, in a form reasonably acceptable to the Company, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration; and (ii) neither the Company nor any other Person is under any obligation to register the Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder. Notwithstanding the foregoing, the Securities may be pledged in connection with a bona fide margin account or other loan or financing arrangement secured by the Securities and such pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Buyer effecting a pledge of Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document (as defined in Section 3(b)), including, without limitation, this Section 2(g) in connection with effecting such pledge.

(h)  Validity; Enforcement. This Agreement and the Registration Rights Agreement have been duly and validly authorized, executed and delivered on behalf of such Buyer and shall constitute the legal, valid and binding obligations of such Buyer enforceable against such Buyer in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(i)  No Conflicts. The execution, delivery and performance by such Buyer of this Agreement and the Registration Rights Agreement and the consummation by such Buyer of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of such Buyer, or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Buyer is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Buyer, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Buyer to perform its obligations hereunder.

(j)  Residency. Such Buyer is a resident of that jurisdiction specified below its address on the Schedule of Buyers.

(k)  No “Bad Actor” Disqualification. Such Buyer has not taken any of the actions set forth in, and is not subject to, the disqualification provisions of Rule 506(d)(1) of the 1933 Act. Neither such Buyer nor any of its Rule 506(d) Related Parties is a “bad actor” within the meaning of Rule 506(d) of the Securities Act. For purposes of this Agreement, a “Rule 506(d) Related Party” shall mean a person or entity covered by the “Bad Actor disqualification” provision of Rule 506(d) of the Securities Act.

(l)  Certain Trading Activities. Such Buyer is aware that the anti-manipulation rules of Regulation M under the 1934 Act may apply to sales of Securities and other activities with respect to the Securities by the Buyer. As of the earlier of (i) the Company has made a public announcement concerning this Agreement and the sale and issuance of the Securities or (ii) 9:00 am New York time on the first (1st) Trading Day immediately after the date of the signing of this Agreement (the “Disclosure Deadline”), neither such Buyer nor any person acting on behalf of or pursuant to any understanding with such Buyer shall have, directly or indirectly, engaged in any purchases or sales of the Company’s securities (including all “short sales” as defined in Rule 200 of Regulation SHO of the Exchange Act (“Short Sales”) involving the Company’s securities) since the time that such Buyer was first contacted by the Company, the Placement Agents or any other person regarding the purchases or sales contemplated hereby. Notwithstanding the foregoing, in the case of a Buyer that is a multi-managed investment bank or vehicle whereby separate portfolio managers manage separate portions of such Buyer’s assets, this Section 3(l) shall apply only with respect to the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement. Each Buyer covenants that neither such Buyer nor any person acting on such Buyer’s behalf or pursuant to any understanding with such Buyer will engage in any purchases or sales of the Company’s securities (including any Short Sales involving the Company’s securities) prior to the time that all material nonpublic information disclosed to such Buyer is publicly disclosed. Notwithstanding the foregoing, in the case of a Buyer that is a multi-managed investment bank or vehicle whereby separate portfolio managers manage separate portions of such Buyer’s assets, this representation shall only apply with respect to the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement.

(m)  No Reliance on Placement Agents. Such Buyer acknowledges and agrees that neither the Placement Agents (as defined below) nor any affiliate of the Placement Agents has provided such Buyer with any information or advice with respect to the Securities nor is such information or advice necessary or desired. Neither the Placement Agents nor any affiliate has made or makes any representation as to the Company or the quality of the Securities and the Placement Agents and any affiliate may have acquired non-public information with respect to the Company which such Buyer agrees need not be provided to it. In connection with the issuance of the Securities to such Buyer, neither the Placement Agents nor any of its affiliates has acted as a financial advisor or fiduciary to such Buyer.

3.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company represents and warrants to each of the Buyers that, as of the date hereof and as of the Closing Date (other than the representations and warranties set forth in Sections 3(f), 3(l), 3(o), 3(u) through 3(z) and 3(gg), which shall only be made as of the Closing Date):

(a)  Organization and Qualification. Each of the Company and each of its Subsidiaries are entities duly organized and validly existing and in good standing under the laws of the jurisdiction in which they are formed, and have the requisite power and authority to own their properties and to carry on their business as now being conducted and as presently proposed to be conducted. Each of the Company and each of its Subsidiaries is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have a Material Adverse Effect (as defined below). As used in this Agreement, “Material Adverse Effect” means any material adverse effect on (i) the business, properties, assets, liabilities, operations (including results thereof), condition (financial or otherwise) or prospects of the Company or any Subsidiary (as defined below), taken as a whole, (ii) the transactions contemplated hereby or in any of the other Transaction Documents or any other agreements or instruments to be entered into in connection herewith or therewith or (iii) the authority or ability of the Company or any of its Subsidiaries to perform any of their respective obligations under any of the Transaction Documents (as defined below). Other than the Persons (as defined below) set forth on Schedule 3(a), the Company has no Subsidiaries. “Subsidiaries” means any Person in which the Company, directly or indirectly, (I) owns any of the outstanding capital stock or holds any equity or similar interest of such Person or (II) controls or operates all or any part of the business, operations or administration of such Person, and each of the foregoing, is individually referred to herein as a “Subsidiary.”

(b)  Authorization; Enforcement; Validity. The Company has the requisite power and authority to enter into and perform its obligations under this Agreement and the other Transaction Documents and to issue the Securities in accordance with the terms hereof and thereof. Each Subsidiary has the requisite power and authority to enter into and perform its obligations under the Transaction Documents to which it is a party. The execution and delivery of this Agreement and the other Transaction Documents by the Company, and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Initial Preferred Shares and the reservation for issuance and issuance of the Conversion Shares issuable upon conversion of the Preferred Shares, the issuance of the Common Warrants and the Preferred Warrants, the reservation for issuance and issuance of the Warrant Common Shares issuable upon exercise of the Common Warrants, and the reservation for issuance and issuance of the Warrant Preferred Shares issuable upon exercise of the Preferred Warrants) have been duly authorized by the Company’s board of directors or other governing body, as applicable, and (other than the filing with the SEC of one or more Registration Statements (as defined in the Registration Rights Agreement) in accordance with the requirements of the Registration Rights Agreement, any amendments or supplements to the Business Combination Registration Statement, and a Form D and any other filings as may be required by any state securities agencies, the filing of the Certificate of Designations with the Secretary of State of the State of Delaware, and the notice and/or application(s) to the Principal Market for the issuance and sale of the Securities and the listing of the Conversion Shares and Warrant Common Shares for trading thereon in the time and manner required thereby (collectively, the “Required Approvals”)) no further filing, consent or authorization is required by the Company, its Subsidiaries, their respective boards of directors or their stockholders or other governing body. This Agreement has been, and the other Transaction Documents to which it is a party will be prior to the Closing, duly executed and delivered by the Company, and each constitutes the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities law. Prior to the Closing, the Certificate of Designations in the form attached hereto as Exhibit A will have been filed with the Secretary of State of the State of Delaware and will be in full force and effect, enforceable against the Company in accordance with its terms and has not have been amended. “Transaction Documents” means, collectively, this Agreement, the Preferred Shares, the Warrants, the Certificate of Designations, Lock-Up Agreements (as defined below), the Registration Rights Agreement, the Irrevocable Transfer Agent Instructions (as defined below) and each of the other agreements and instruments entered into or delivered by any of the parties hereto in connection with the transactions contemplated hereby and thereby, as may be amended from time to time.

(c)  Issuance of Securities. The issuance of the Initial Preferred Shares and the Warrants are duly authorized and, upon issuance in accordance with the terms of the Transaction Documents, shall be validly issued, fully paid and non-assessable and free from all preemptive or similar rights, mortgages, defects, claims, liens, pledges, charges, taxes, rights of first refusal, encumbrances, security interests and other encumbrances (collectively “Liens”) with respect to the issuance thereof. As of the Closing, the Company shall have reserved from its duly authorized capital stock not less than the sum of (i) 150% of the maximum number of Conversion Shares issuable upon conversion of the Preferred Shares (assuming for purposes hereof that (w) the Preferred Warrants have been exercised in full, (x) the Preferred Shares are convertible at the Alternate Conversion Price (as defined in the Certificate of Designations) assuming an Alternate Conversion Date (as defined in the Certificate of Designations) as of the date hereof, and (y) any such conversion shall not take into account any limitations on the conversion of the Preferred Shares set forth in the Certificate of Designations), (ii) the maximum number of Warrant Common Shares initially issuable upon exercise of the Common Warrants (without taking into account any limitations on the exercise of the Warrants set forth therein), and (iii) the maximum number of Warrant Preferred Shares initially issuable upon exercise of the Preferred Warrants (without taking into account any limitations on the exercise of the Preferred Warrants set forth therein). Upon issuance or conversion in accordance with the Preferred Shares or exercise in accordance with the Warrants (as the case may be), the Conversion Shares, the Warrant Common Shares, and the Warrant Preferred Shares, respectively, when issued, will be validly issued, fully paid and nonassessable and free from all preemptive or similar rights or Liens with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock and/or Series A Preferred Stock, as applicable. Subject to the accuracy of the representations and warranties of the Buyers in this Agreement, the offer and issuance by the Company of the Securities is exempt from registration under the 1933 Act.

(d)  No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Securities and the reservation for issuance of the Conversion Shares, the Warrant Common Shares and the Warrant Preferred Shares) will not (i) result in a violation of the Certificate of Incorporation (as defined below) (including, without limitation, any certificate of designation contained therein), Bylaws (as defined below), certificate of formation, memorandum of association, articles of association, bylaws or other organizational documents of the Company or any of its Subsidiaries, or any capital stock or other securities of the Company or any of its Subsidiaries, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) in any respect under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including, without limitation, foreign, federal and state securities laws and regulations and the rules and regulations of the Nasdaq Global Market (the “Principal Market”) and including all applicable foreign, federal and state laws, rules and regulations) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected; except in the case of each of clauses (ii) and (iii), such as would not have or reasonably be expected to result in a Material Adverse Effect.

(e)  Consents. Neither the Company nor any Subsidiary is required to obtain any consent from, authorization or order of, or make any filing or registration with (other than the Required Approvals) any Governmental Entity (as defined below) or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its respective obligations under or contemplated by the Transaction Documents, in each case, in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which the Company or any Subsidiary is required to obtain pursuant to the preceding sentence have been or will be obtained or effected on or prior to the Closing Date, and neither the Company nor any of its Subsidiaries are aware of any facts or circumstances which might prevent the Company or any of its Subsidiaries from obtaining or effecting any of the registration, application or filings contemplated by the Transaction Documents. The Company is not in violation of the requirements of the Principal Market and has no knowledge of any facts or circumstances which could reasonably lead to delisting or suspension of the Common Stock in the foreseeable future. “Governmental Entity” means any nation, state, county, city, town, village, district, or other political jurisdiction of any nature, federal, state, local, municipal, foreign, or other government, governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal), multi-national organization or body; or body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature or instrumentality of any of the foregoing, including any entity or enterprise owned or controlled by a government or a public international organization or any of the foregoing.

(f)  Acknowledgment Regarding Buyer’s Purchase of Securities. The Company acknowledges and agrees that each Buyer is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby and that no Buyer (other than such Person as set forth on Schedule 3(f) attached hereto, each an “Insider Buyer”) is (i) an officer or director of the Company or any of its Subsidiaries, (ii) an “affiliate” (as defined in Rule 144 or Rule 144A promulgated under the 1933 Act (or a successor rule thereto) (collectively, “Rule 144”)) of the Company or any of its Subsidiaries or (iii) to its knowledge, a “beneficial owner” of more than 10% of the shares of Common Stock (as defined for purposes of Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the “1934 Act”)). The Company further acknowledges that no Buyer is acting as a financial advisor or fiduciary of the Company or any of its Subsidiaries (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by a Buyer or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to such Buyer’s purchase of the Securities. The Company further represents to each Buyer that the Company’s and each Subsidiary’s decision to enter into the Transaction Documents to which it is a party has been based solely on the independent evaluation by the Company, each Subsidiary and their respective representatives.

(g)  No General Solicitation; Placement Agents’ Fees. Neither the Company, nor any of its Subsidiaries or affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities. The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, or brokers’ commissions (other than for Persons engaged by any Buyer or its investment advisor) relating to or arising out of the transactions contemplated hereby, including, without limitation, placement agent fees payable to BTIG, LLC, Cohen & Company Capital Markets, a division of J.V.B. Financial Group, LLC, and Oppenheimer & Co. Inc. as placement agents (the “Placement Agents”) in connection with the sale of the Securities. The fees and expenses of the Placement Agent to be paid by the Company or any of its Subsidiaries are as set forth on Schedule 3(g) attached hereto. The Company shall pay, and hold each Buyer harmless against, any liability, loss or expense (including, without limitation, attorney’s fees and out-of-pocket expenses) arising in connection with any such claim. The Company acknowledges that it has engaged the Placement Agents in connection with the sale of the Securities. Other than the Placement Agents, neither the Company nor any of its Subsidiaries has engaged any placement agent or other agent in connection with the offer or sale of the Securities.

(h)  No Integrated Offering. None of the Company, its Subsidiaries or any of their affiliates, nor any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the issuance of any of the Securities under the 1933 Act, whether through integration with prior offerings or otherwise, or caused this offering of the Securities to require approval of stockholders of the Company for purposes of the 1933 Act or under any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated for quotation. None of the Company, its Subsidiaries, their affiliates nor any Person acting on their behalf will take any action or steps that would require registration of the issuance of any of the Securities under the 1933 Act (other than pursuant to the Registration Rights Agreement) or cause the offering of any of the Securities to be integrated with other offerings of securities of the Company.

(i)  Dilutive Effect. The Company understands and acknowledges that the number of Conversion Shares and Warrant Common Shares will increase in certain circumstances. The Company further acknowledges that its obligation to issue the Conversion Shares pursuant to the terms of the Preferred Shares in accordance with this Agreement and the Certificate of Designations, the Warrant Preferred Shares upon exercise of the Preferred Warrants in accordance with this Agreement and the Preferred Warrants and the Warrant Common Shares upon exercise of the Common Warrants in accordance with this Agreement and the Common Warrants, in each case, absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company.

(j)  Application of Takeover Protections; Rights Agreement. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, interested stockholder, business combination, poison pill (including, without limitation, any distribution under a rights agreement), stockholder rights plan or other similar anti-takeover provision under the Certificate of Incorporation, Bylaws or other organizational documents or the laws of the jurisdiction of its incorporation or otherwise which is or could become applicable to any Buyer as a result of the transactions contemplated by this Agreement, including, without limitation, the Company’s issuance of the Securities and any Buyer’s ownership of the Securities. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any stockholder rights plan or similar arrangement relating to accumulations of beneficial ownership of shares of Common Stock or a change in control of the Company or any of its Subsidiaries.

(k)  SEC Documents; Financial Statements. During the two (2) years prior to the date hereof, the Company has timely filed all reports, schedules, forms, proxy statements, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the 1934 Act (all of the foregoing filed prior to the date hereof and all exhibits and appendices included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Documents”). The Company has delivered or has made available to the Buyers or their respective representatives true, correct and complete copies of each of the SEC Documents requested by any such Buyer and not available on the EDGAR system. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto as in effect as of the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles (“GAAP”), consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments which will not be material, either individually or in the aggregate). The reserves, if any, established by the Company or the lack of reserves, if applicable, are reasonable based upon facts and circumstances known by the Company on the date hereof and there are no loss contingencies that are required to be accrued by the Statement of Financial Accounting Standard No. 5 of the Financial Accounting Standards Board which are not provided for by the Company in its financial statements or otherwise. No other information provided by or on behalf of the Company to any of the Buyers which is not included in the SEC Documents (including, without limitation, information referred to in Section 2(e) of this Agreement or in the disclosure schedules to this Agreement) contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein not misleading, in the light of the circumstance under which they are or were made. The Company is not currently contemplating to amend or restate any of the financial statements (including, without limitation, any notes or any letter of the independent accountants of the Company with respect thereto) included in the SEC Documents (the “Financial Statements”), nor is the Company currently aware of facts or circumstances which would require the Company to amend or restate any of the Financial Statements, in each case, in order for any of the Financials Statements to be in compliance with GAAP and the rules and regulations of the SEC. The Company has not been informed by its independent accountants that they recommend that the Company amend or restate any of the Financial Statements or that there is any need for the Company to amend or restate any of the Financial Statements.

(l)  Absence of Certain Changes. Since the date of the Company’s most recent audited financial statements contained in the Business Combination Registration Statement, there has been no material adverse change and no material adverse development in the business, assets, liabilities, properties, operations (including results thereof), condition (financial or otherwise) or prospects of the Company or any of its Subsidiaries. Since the date of the Company’s most recent audited financial statements contained in the Business Combination Registration Statement, neither the Company nor any of its Subsidiaries has (i) declared or paid any dividends, (ii) sold any assets, individually or in the aggregate, outside of the ordinary course of business or (iii) made any capital expenditures, individually or in the aggregate, outside of the ordinary course of business. Neither the Company nor any of its Subsidiaries has taken any steps to seek protection pursuant to any law or statute relating to bankruptcy, insolvency, reorganization, receivership, liquidation or winding up, nor does the Company or any Subsidiary have any knowledge or reason to believe that any of their respective creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so. The Company and its Subsidiaries, individually and on a consolidated basis, after giving effect to the transactions contemplated hereby to occur at the Closing, will not be Company Insolvent (as defined below). For purposes of this Section 3(l), “Company Insolvent” means, (i) with respect to the Company and its Subsidiaries, on a consolidated basis, (A) the present fair saleable value of the Company’s and its Subsidiaries’ assets is less than the amount required to pay the Company’s and its Subsidiaries’ total Indebtedness (as defined below), (B) the Company and its Subsidiaries are unable to pay their debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured or (C) the Company and its Subsidiaries intend to incur or believe that they will incur debts that would be beyond their ability to pay as such debts mature; and (ii) with respect to the Company and each Subsidiary, individually, (A) the present fair saleable value of the Company’s or such Subsidiary’s (as the case may be) assets is less than the amount required to pay its respective total Indebtedness, (B) the Company or such Subsidiary (as the case may be) is unable to pay its respective debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured or (C) the Company or such Subsidiary (as the case may be) intends to incur or believes that it will incur debts that would be beyond its respective ability to pay as such debts mature. Neither the Company nor any of its Subsidiaries has engaged in any business or in any transaction, and is not about to engage in any business or in any transaction, for which the Company’s or such Subsidiary’s remaining assets constitute unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted.

(m)  No Undisclosed Events, Liabilities, Developments or Circumstances. To the Company’s knowledge, no event, liability, development or circumstance has occurred or exists, or is reasonably expected to exist or occur with respect to the Company, any of its Subsidiaries or any of their respective businesses, properties, liabilities, prospects, operations (including results thereof) or condition (financial or otherwise), that (i) would be required to be disclosed by the Company under applicable securities laws on a registration statement on Form S-1 filed with the SEC relating to an issuance and sale by the Company of its Common Stock and which has not been publicly announced, (ii) could have a material adverse effect on any Buyer’s investment hereunder or (iii) could have a Material Adverse Effect.

(n)  Conduct of Business; Regulatory Permits. Neither the Company nor any of its Subsidiaries is in violation of any term of or in default under its organizational charter, certificate of formation, memorandum of association, articles of association, Certificate of Incorporation or bylaws. Neither the Company nor any of its Subsidiaries is in violation of any judgment, decree or order or any statute, ordinance, rule or regulation applicable to the Company or any of its Subsidiaries, and neither the Company nor any of its Subsidiaries will conduct its business in violation of any of the foregoing, except in all cases for possible violations which could not, individually or in the aggregate, have a Material Adverse Effect. Except as disclosed in the SEC Documents, without limiting the generality of the foregoing, the Company is not violation of any of the rules, regulations or requirements of the Principal Market and has no knowledge of any facts or circumstances that could reasonably lead to delisting or suspension of the Common Stock by the Principal Market in the foreseeable future. Since June 5, 2023, except as set forth on Schedule 3(n), (i) the Common Stock has been listed or designated for quotation on the Principal Market, (ii) trading in the Common Stock has not been suspended by the SEC or the Principal Market and (iii) the Company has received no communication, written or oral, from the SEC or the Principal Market regarding the suspension or delisting of the Common Stock from the Principal Market. The Company and each of its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such certificates, authorizations or permits would not have, individually or in the aggregate, a Material Adverse Effect, and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit. There is no agreement, commitment, judgment, injunction, order or decree binding upon the Company or any of its Subsidiaries or to which the Company or any of its Subsidiaries is a party which has or would reasonably be expected to have the effect of prohibiting or materially impairing any business practice of the Company or any of its Subsidiaries, any acquisition of property by the Company or any of its Subsidiaries or the conduct of business by the Company or any of its Subsidiaries as currently conducted other than such effects, individually or in the aggregate, which have not had and would not reasonably be expected to have a Material Adverse Effect on the Company or any of its Subsidiaries.

(o)  Foreign Corrupt Practices. Neither the Company, the Company’s subsidiary or any director, officer, agent, employee, nor any other person acting for or on behalf of the foregoing (individually and collectively, a “Company Affiliate”) have violated the U.S. Foreign Corrupt Practices Act (the “FCPA”) or any other applicable anti-bribery or anti-corruption laws, nor has any Company Affiliate offered, paid, promised to pay, or authorized the payment of any money, or offered, given, promised to give, or authorized the giving of anything of value, to any officer, employee or any other person acting in an official capacity for any Governmental Entity to any political party or official thereof or to any candidate for political office (individually and collectively, a “Government Official”) or to any person under circumstances where such Company Affiliate knew or was aware of a high probability that all or a portion of such money or thing of value would be offered, given or promised, directly or indirectly, to any Government Official, for the purpose of:

(i)  (A) influencing any act or decision of such Government Official in his/her official capacity, (B) inducing such Government Official to do or omit to do any act in violation of his/her lawful duty, (C) securing any improper advantage, or (D) inducing such Government Official to influence or affect any act or decision of any Governmental Entity, or

(ii)  assisting the Company or its Subsidiaries in obtaining or retaining business for or with, or directing business to, the Company or its Subsidiaries.

(p)  Sarbanes-Oxley Act. The Company and each Subsidiary is in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002, as amended, and any and all applicable rules and regulations promulgated by the SEC thereunder.

(q)  Transactions With Affiliates. Except as disclosed in the SEC Documents or as set forth on Schedule 3(q), no current or former employee, partner, director, officer or stockholder (direct or indirect) of the Company or its Subsidiaries, or any associate, or, to the knowledge of the Company, any affiliate of any thereof, or any relative with a relationship no more remote than first cousin of any of the foregoing, is presently, or has ever been, (i) a party to any transaction with the Company or its Subsidiaries (including any contract, agreement or other arrangement providing for the furnishing of services by, or rental of real or personal property from, or otherwise requiring payments to, any such director, officer or stockholder or such associate or affiliate or relative Subsidiaries (other than for ordinary course services as employees, officers or directors of the Company or any of its Subsidiaries)) or (ii) the direct or indirect owner of an interest in any corporation, firm, association or business organization which is a competitor, supplier or customer of the Company or its Subsidiaries (except for a passive investment (direct or indirect) in less than 5% of the common stock of a company whose securities are traded on or quoted through an Eligible Market (as defined in the Certificate of Designations)), nor does any such Person receive income from any source other than the Company or its Subsidiaries which relates to the business of the Company or its Subsidiaries or should properly accrue to the Company or its Subsidiaries. No employee, officer, stockholder or director of the Company or any of its Subsidiaries or member of his or her immediate family is indebted to the Company or its Subsidiaries, as the case may be, nor is the Company or any of its Subsidiaries indebted (or committed to make loans or extend or guarantee credit) to any of them, other than (i) for payment of salary for services rendered, (ii) reimbursement for reasonable expenses incurred on behalf of the Company, and (iii) for other standard employee benefits made generally available to all employees or executives (including stock option agreements outstanding under any stock option plan approved by the Board of Directors of the Company).

(r)  Equity Capitalization.

(i)  Definitions:

(A) “Common Stock” means (x) the Company’s shares of common stock, $0.0001 par value per share, and (y) any capital stock into which such common stock shall have been changed or any share capital resulting from a reclassification of such common stock.

(B) “Preferred Stock” means (x) the Company’s blank check preferred stock, $0.0001 par value per share, the terms of which may be designated by the board of directors of the Company in a certificate of designations and (y) any capital stock into which such preferred stock shall have been changed or any share capital resulting from a reclassification of such preferred stock (other than a conversion of such preferred stock into Common Stock in accordance with the terms of such certificate of designations).

(ii)  Authorized and Outstanding Capital Stock. As of the date hereof, the authorized capital stock of the Company consists of (A) 70,000,000 shares of Common Stock, of which 6,234,582 are issued and outstanding and 9,192,500 shares are reserved for issuance pursuant to Convertible Securities (as defined below) (other than the Preferred Shares and the Warrants) exercisable or exchangeable for, or convertible into, (B) 1,000,000 shares of Preferred Stock, none of which are issued and outstanding. As of the Closing Date, the authorized capital stock of the Company will consist of (A) 1,000,000,000 shares of Common Stock, of which, 11,234,582 will be issued and outstanding and 9,575,151 shares will be reserved for issuance pursuant to Convertible Securities (as defined below) (other than the Warrants) exercisable or exchangeable for, or convertible into, shares of Common Stock and (B) 10,000,000 shares of Preferred Stock, 2,637 of which will be issued and outstanding. No shares of Common Stock are held in the treasury of the Company as of the date hereof and no shares of Common Stock will be held in the treasury of the Company as of the Closing Date. “Convertible Securities” means any capital stock or other security of the Company or any of its Subsidiaries that is at any time and under any circumstances directly or indirectly convertible into, exercisable or exchangeable for, or which otherwise entitles the holder thereof to acquire, any capital stock or other security of the Company (including, without limitation, Common Stock) or any of its Subsidiaries.

(iii)  Valid Issuance; Available Shares; Affiliates. All of such outstanding shares are duly authorized and have been, or upon issuance will be, validly issued and are fully paid and nonassessable. Schedule 3(r)(iii) sets forth the number of shares of Common Stock that are (A) reserved for issuance pursuant to Convertible Securities (as defined below) (other than the Preferred Shares and the Warrants) and (B) that are, as of the date hereof, owned by Persons who are “affiliates” (as defined in Rule 405 of the 1933 Act and calculated based on the assumption that only officers, directors and holders of at least 10% of the Company’s issued and outstanding Common Stock are “affiliates” without conceding that any such Persons are “affiliates” for purposes of federal securities laws) of the Company or any of its Subsidiaries. Other than the Insider Buyers and as disclosed in the SEC Documents, to the Company’s knowledge, no Person owns 10% or more of the Company’s issued and outstanding shares of Common Stock (calculated based on the assumption that all Convertible Securities (as defined below), whether or not presently exercisable or convertible, have been fully exercised or converted (as the case may be) taking account of any limitations on exercise or conversion (including “blockers”) contained therein without conceding that such identified Person is a 10% stockholder for purposes of federal securities laws).

(iv)  Existing Securities; Obligations. Except as disclosed in the SEC Documents: (A) none of the Company’s or any Subsidiary’s shares, interests or capital stock is subject to preemptive rights or any other similar rights or Liens suffered or permitted by the Company or any Subsidiary; (B) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares, interests or capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares, interests or capital stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares, interests or capital stock of the Company or any of its Subsidiaries; (C) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the 1933 Act (except pursuant to the Registration Rights Agreement); (D) there are no outstanding securities or instruments of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries; (E) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities; and (F) neither the Company nor any Subsidiary has any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement.

(v)  Organizational Documents. The Company has furnished to the Buyers true, correct and complete copies of the Company’s Certificate of Incorporation, as amended and as in effect on the date hereof (the “Certificate of Incorporation”), and the Company’s bylaws, as amended and as in effect on the date hereof (the “Bylaws”), and the terms of all Convertible Securities and the material rights of the holders thereof in respect thereto.

(s)  Indebtedness and Other Contracts. Except as set forth on Schedule 3(s), neither the Company nor any of its Subsidiaries, (i) has any outstanding debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing Indebtedness of the Company or any of its Subsidiaries or by which the Company or any of its Subsidiaries is or may become bound, (ii) is a party to any contract, agreement or instrument, the violation of which, or default under which, by the other party(ies) to such contract, agreement or instrument could reasonably be expected to result in a Material Adverse Effect, (iii) has any financing statements securing obligations in any amounts filed in connection with the Company or any of its Subsidiaries; (iv) is in violation of any term of, or in default under, any contract, agreement or instrument relating to any Indebtedness, except where such violations and defaults would not result, individually or in the aggregate, in a Material Adverse Effect, or (v) is a party to any contract, agreement or instrument relating to any Indebtedness, the performance of which, in the judgment of the Company’s officers, has or is expected to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries have any liabilities or obligations required to be disclosed in the SEC Documents which are not so disclosed in the SEC Documents, other than those incurred in the ordinary course of the Company’s or its Subsidiaries’ respective businesses and which, individually or in the aggregate, do not or could not have a Material Adverse Effect. For purposes of this Agreement: (x) “Indebtedness” of any Person means, without duplication (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (including, without limitation, “capital leases” in accordance with GAAP) (other than trade payables entered into in the ordinary course of business consistent with past practice), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in connection with GAAP, consistently applied for the periods covered thereby, is classified as a capital lease, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above; and (y) “Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any Indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto.

(t)  Litigation. There is no action, suit, arbitration, proceeding, inquiry or investigation before or by the Principal Market, any court, public board, other Governmental Entity, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries, the Common Stock or any of the Company’s or its Subsidiaries’ officers or directors, whether of a civil or criminal nature or otherwise, in their capacities as such. No director, officer or employee of the Company or any of its subsidiaries has willfully violated 18 U.S.C. §1519 or engaged in spoliation in reasonable anticipation of litigation. Without limitation of the foregoing, there has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the SEC involving the Company, any of its Subsidiaries or any current or former director or officer of the Company or any of its Subsidiaries. The SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the 1933 Act or the 1934 Act. After reasonable inquiry of its employees, the Company is not aware of any fact which might result in or form the basis for any such action, suit, arbitration, investigation, inquiry or other proceeding. Neither the Company nor any of its Subsidiaries is subject to any order, writ, judgment, injunction, decree, determination or award of any Governmental Entity.

(u)  Insurance. The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. Neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for, and neither the Company nor any such Subsidiary has any reason to believe that it will be unable to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

(v)  Employee Relations. Neither the Company nor any of its Subsidiaries is a party to any collective bargaining agreement or employs any member of a union. The Company and its Subsidiaries believe that their relations with their employees are good. No executive officer (as defined in Rule 501(f) promulgated under the 1933 Act) or other key employee of the Company or any of its Subsidiaries has notified the Company or any such Subsidiary that such officer intends to leave the Company or any such Subsidiary or otherwise terminate such officer’s employment with the Company or any such Subsidiary. No current (or former) executive officer or other key employee of the Company or any of its Subsidiaries is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer or other key employee (as the case may be) does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters. The Company and its Subsidiaries are in compliance with all federal, state, local and foreign laws and regulations respecting labor, employment and employment practices and benefits, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(w)  Title.

(i)  Real Property. Each of the Company and its Subsidiaries holds good title to all real property, leases in real property, facilities or other interests in real property owned or held by the Company or any of its Subsidiaries (the “Real Property”) owned by the Company or any of its Subsidiaries (as applicable). The Real Property is free and clear of all Liens and is not subject to any rights of way, building use restrictions, exceptions, variances, reservations, or limitations of any nature except for (a) Liens for current taxes not yet due and (b) zoning laws and other land use restrictions that do not impair the present or anticipated use of the property subject thereto. Any Real Property held under lease by the Company or any of its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company or any of its Subsidiaries.

(ii)  Fixtures and Equipment. Each of the Company and its Subsidiaries (as applicable) has good title to, or a valid leasehold interest in, the tangible personal property, equipment, improvements, fixtures, and other personal property and appurtenances that are used by the Company or its Subsidiary in connection with the conduct of its business (the “Fixtures and Equipment”). The Fixtures and Equipment are structurally sound, are in good operating condition and repair, are adequate for the uses to which they are being put, are not in need of maintenance or repairs except for ordinary, routine maintenance and repairs and are sufficient for the conduct of the Company’s and/or its Subsidiaries’ businesses (as applicable) in the manner as conducted prior to the Closing. Each of the Company and its Subsidiaries owns all of its Fixtures and Equipment free and clear of all Liens except for (a) liens for current taxes not yet due and (b) zoning laws and other land use restrictions that do not impair the present or anticipated use of the property subject thereto.

(x)  Intellectual Property Rights. The Company and its Subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, original works of authorship, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights and all applications and registrations therefor (“Intellectual Property Rights”) necessary to conduct their respective businesses as now conducted and presently proposed to be conducted. None of the Company’s Intellectual Property Rights have expired or terminated or have been abandoned or are expected to expire or terminate or are expected to be abandoned, within three years from the date of this Agreement. The Company does not have any knowledge of any infringement by the Company or its Subsidiaries of Intellectual Property Rights of others. There is no claim, action or proceeding being made or brought, or to the knowledge of the Company or any of its Subsidiaries, being threatened, against the Company or any of its Subsidiaries regarding its Intellectual Property Rights. Neither the Company nor any of its Subsidiaries is aware of any facts or circumstances which might give rise to any of the foregoing infringements or claims, actions or proceedings. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their Intellectual Property Rights.

(y)  Environmental Laws. (i) The Company and its Subsidiaries (A) are in compliance with any and all Environmental Laws (as defined below), (B) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (C) are in compliance with all terms and conditions of any such permit, license or approval where, in each of the foregoing clauses (A), (B) and (C), the failure to so comply could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect. The term “Environmental Laws” means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

(ii)  No Hazardous Materials:

(A)  have been disposed of or otherwise released from any Real Property of the Company or any of its Subsidiaries in violation of any Environmental Laws; or

(B)  are present on, over, beneath, in or upon any Real Property or any portion thereof in quantities that would constitute a violation of any Environmental Laws. No prior use by the Company or any of its Subsidiaries of any Real Property has occurred that violates any Environmental Laws, which violation would have a material adverse effect on the business of the Company or any of its Subsidiaries.

(iii)  Neither the Company nor any of its Subsidiaries knows of any other person who or entity which has stored, treated, recycled, disposed of or otherwise located on any Real Property any Hazardous Materials, including, without limitation, such substances as asbestos and polychlorinated biphenyls.

(iv)  None of the Real Properties are on any federal or state “Superfund” list or Liability Information System (“CERCLIS”) list or any state environmental agency list of sites under consideration for CERCLIS, nor subject to any environmental related Liens.

(z)  Subsidiary Rights. The Company or one of its Subsidiaries has the unrestricted right to vote, and (subject to limitations imposed by applicable law) to receive dividends and distributions on, all capital securities of its Subsidiaries as owned by the Company or such Subsidiary.

(aa)  Tax Status. The Company and each of its Subsidiaries (i) has timely made or filed all foreign, federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has timely paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and (iii) has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company and its Subsidiaries know of no basis for any such claim. The Company is not operated in such a manner as to qualify as a passive foreign investment company, as defined in Section 1297 of the Code. The net operating loss carryforwards (“NOLs”) for United States federal income tax purposes of the consolidated group of which the Company is the common parent, if any, shall not be adversely effected by the transactions contemplated hereby. The transactions contemplated hereby do not constitute an “ownership change” within the meaning of Section 382 of the Code, thereby preserving the Company’s ability to utilize such NOLs.

(bb)  Internal Accounting and Disclosure Controls. The Company and each of its Subsidiaries maintains internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the 1934 Act) that is effective to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles, including that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset and liability accountability, (iii) access to assets or incurrence of liabilities is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any difference. The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the 1934 Act) that are effective in ensuring that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the SEC, including, without limitation, controls and procedures designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is accumulated and communicated to the Company’s management, including its principal executive officer or officers and its principal financial officer or officers, as appropriate, to allow timely decisions regarding required disclosure. Neither the Company nor any of its Subsidiaries has received any notice or correspondence from any accountant, Governmental Entity or other Person relating to any potential material weakness or significant deficiency in any part of the internal controls over financial reporting of the Company or any of its Subsidiaries.

(cc)  Off Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between the Company or any of its Subsidiaries and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its 1934 Act filings and is not so disclosed or that otherwise could be reasonably likely to have a Material Adverse Effect.

(dd)  Investment Company Status. The Company is not, and upon consummation of the sale of the Securities will not be, an “investment company,” an affiliate of an “investment company,” a company controlled by an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended.

(ee)  Acknowledgement Regarding Buyers’ Trading Activity. It is understood and acknowledged by the Company that (i) following the public disclosure of the transactions contemplated by the Transaction Documents, in accordance with the terms thereof, none of the Buyers have been asked by the Company or any of its Subsidiaries to agree, nor has any Buyer agreed with the Company or any of its Subsidiaries, to desist from effecting any transactions in or with respect to (including, without limitation, purchasing or selling, long and/or short) any securities of the Company, or “derivative” securities based on securities issued by the Company or to hold any of the Securities for any specified term; (ii) any Buyer, and counterparties in “derivative” transactions to which any such Buyer is a party, directly or indirectly, presently may have a “short” position in the Common Stock which was established prior to such Buyer’s knowledge of the transactions contemplated by the Transaction Documents; (iii) each Buyer shall not be deemed to have any affiliation with or control over any arm’s length counterparty in any “derivative” transaction; and (iv) each Buyer may rely on the Company’s obligation to timely deliver shares of Common Stock upon conversion, exercise or exchange, as applicable, of the Securities as and when required pursuant to the Transaction Documents for purposes of effecting trading in the Common Stock of the Company. The Company further understands and acknowledges that following the public disclosure of the transactions contemplated by the Transaction Documents pursuant to the Press Release (as defined below) one or more Buyers may engage in hedging and/or trading activities (including, without limitation, the location and/or reservation of borrowable shares of Common Stock) at various times during the period that the Securities are outstanding, including, without limitation, during the periods that the value and/or number of the Warrant Common Shares or Conversion Shares, as applicable, deliverable with respect to the Securities are being determined and such hedging and/or trading activities (including, without limitation, the location and/or reservation of borrowable shares of Common Stock), if any, can reduce the value of the existing stockholders’ equity interest in the Company both at and after the time the hedging and/or trading activities are being conducted. The Company acknowledges that such aforementioned hedging and/or trading activities do not constitute a breach of this Agreement, the Certificate of Designations, the Warrants or any other Transaction Document or any of the documents executed in connection herewith or therewith.

(ff)  Manipulation of Price. Neither the Company nor any of its Subsidiaries has, and, to the knowledge of the Company, no Person acting on their behalf has, directly or indirectly, (i) taken any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company or any of its Subsidiaries to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities (other than the Placement Agents), (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company or any of its Subsidiaries or (iv) paid or agreed to pay any Person for research services with respect to any securities of the Company or any of its Subsidiaries.

(gg)  U.S. Real Property Holding Corporation. Neither the Company nor any of its Subsidiaries is, or has ever been, and so long as any of the Securities are held by any of the Buyers, shall become, a U.S. real property holding corporation within the meaning of Section 897 of the Code, and the Company and each Subsidiary shall so certify upon any Buyer’s request.

(hh)  Registration Eligibility. The Company is eligible to register the Registrable Securities (defined in the Registration Rights Agreement) for resale by the Buyers using Form S-1 promulgated under the 1933 Act.

(ii)  Transfer Taxes. On the Closing Date, all stock transfer or other taxes (other than income or similar taxes) which are required to be paid in connection with the issuance, sale and transfer of the Securities to be sold to each Buyer hereunder will be, or will have been, fully paid or provided for by the Company, and all laws imposing such taxes will be or will have been complied with.

(jj)  Bank Holding Company Act. Neither the Company nor any of its Subsidiaries is subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”) and to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”). Neither the Company nor any of its Subsidiaries or affiliates owns or controls, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent (25%) or more of the total equity of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve. Neither the Company nor any of its Subsidiaries or affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

(kk)  Illegal or Unauthorized Payments; Political Contributions. Neither the Company nor any of its Subsidiaries nor, to the best of the Company’s knowledge (after reasonable inquiry of its officers and directors), any of the officers, directors, employees, agents or other representatives of the Company or any of its Subsidiaries or any other business entity or enterprise with which the Company or any Subsidiary is or has been affiliated or associated, has, directly or indirectly, made or authorized any payment, contribution or gift of money, property, or services, whether or not in contravention of applicable law, (i) as a kickback or bribe to any Person or (ii) to any political organization, or the holder of or any aspirant to any elective or appointive public office except for personal political contributions not involving the direct or indirect use of funds of the Company or any of its Subsidiaries.

(ll)  Money Laundering. The Company and its Subsidiaries are in compliance with, and have not previously violated, the USA Patriot Act of 2001 and all other applicable U.S. and non-U.S. anti-money laundering laws and regulations, including, without limitation, the laws, regulations and Executive Orders and sanctions programs administered by the U.S. Office of Foreign Assets Control, including, but not limited, to (i) Executive Order 13224 of September 23, 2001 entitled, “Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism” (66 Fed. Reg. 49079 (2001)); and (ii) any regulations contained in 31 CFR, Subtitle B, Chapter V.

(mm)  Management. During the past three year period, no current or former officer or director or, to the knowledge of the Company, no current ten percent (10%) or greater stockholder of the Company or any of its Subsidiaries has been the subject of:

(i)  a petition under bankruptcy laws or any other insolvency or moratorium law or the appointment by a court of a receiver, fiscal agent or similar officer for such Person, or any partnership in which such person was a general partner at or within two years before the filing of such petition or such appointment, or any corporation or business association of which such person was an executive officer at or within two years before the time of the filing of such petition or such appointment;

(ii)  a conviction in a criminal proceeding or a named subject of a pending criminal proceeding (excluding traffic violations that do not relate to driving while intoxicated or driving under the influence);

(iii)  any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining any such person from, or otherwise limiting, the following activities:

(1)  Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the United States Commodity Futures Trading Commission or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

(2)  Engaging in any particular type of business practice; or

(3)  Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of securities laws or commodities laws;

(iv)  any order, judgment or decree, not subsequently reversed, suspended or vacated, of any authority barring, suspending or otherwise limiting for more than sixty (60) days the right of any such person to engage in any activity described in the preceding sub paragraph, or to be associated with persons engaged in any such activity;

(v)  a finding by a court of competent jurisdiction in a civil action or by the SEC or other authority to have violated any securities law, regulation or decree and the judgment in such civil action or finding by the SEC or any other authority has not been subsequently reversed, suspended or vacated; or

(vi)  a finding by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any federal commodities law, and the judgment in such civil action or finding has not been subsequently reversed, suspended or vacated.

(nn)  Stock Option Plans. Each stock option granted by the Company was granted (i) in accordance with the terms of the applicable stock option plan of the Company and (ii) with an exercise price at least equal to the fair market value of the Common Stock on the date such stock option would be considered granted under GAAP and applicable law. No stock option granted under the Company’s stock option plan has been backdated. The Company has not knowingly granted, and there is no and has been no policy or practice of the Company to knowingly grant, stock options prior to, or otherwise knowingly coordinate the grant of stock options with, the release or other public announcement of material information regarding the Company or its Subsidiaries or their financial results or prospects.

(oo)  No Disagreements with Accountants and Lawyers. There are no material disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants and lawyers formerly or presently employed by the Company and the Company is current with respect to any fees owed to its accountants and lawyers which could affect the Company’s ability to perform any of its obligations under any of the Transaction Documents. In addition, on or prior to the date hereof, the Company had discussions with its accountants about its financial statements previously filed with the SEC. Based on those discussions, the Company has no reason to believe that it will need to restate any such financial statements or any part thereof.

(pp)  No Disqualification Events. With respect to Securities to be offered and sold hereunder in reliance on Rule 506(b) under the 1933 Act (“Regulation D Securities”), none of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering contemplated hereby, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the 1933 Act) connected with the Company in any capacity at the time of sale (each, an “Issuer Covered Person” and, together, “Issuer Covered Persons”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the 1933 Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to the Buyers a copy of any disclosures provided thereunder.

(qq)  Other Covered Persons. The Company is not aware of any Person (other than the Placement Agents) that has been or will be paid (directly or indirectly) remuneration for solicitation of Buyers or potential purchasers in connection with the sale of any Regulation D Securities.

(rr)  No Additional Agreements. The Company does not have any agreement or understanding with any Buyer with respect to the transactions contemplated by the Transaction Documents other than as specified in the Transaction Documents.

(ss)  Public Utility Holding Act. None of the Company nor any of its Subsidiaries is a “holding company,” or an “affiliate” of a “holding company,” as such terms are defined in the Public Utility Holding Act of 2005.

(tt)  Federal Power Act. None of the Company nor any of its Subsidiaries is subject to regulation as a “public utility” under the Federal Power Act, as amended.

(uu)  Cybersecurity. The Company and its Subsidiaries’ information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications, and databases (collectively, “IT Systems”) are adequate for, and operate and perform in all material respects as required in connection with the operation of the business of the Company and its subsidiaries as currently conducted, free and clear of all material bugs, errors, defects, Trojan horses, time bombs, malware and other corruptants that would reasonably be expected to have a Material Adverse Effect on the Company’s business. The Company and its Subsidiaries have implemented and maintained commercially reasonable physical, technical and administrative controls, policies, procedures, and safeguards to maintain and protect their material confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and data, including “Personal Data,” used in connection with their businesses. “Personal Data” means (i) a natural person’s name, street address, telephone number, e-mail address, photograph, social security number or tax identification number, driver’s license number, passport number, credit card number, bank information, or customer or account number; (ii) any information which would qualify as “personally identifying information” under the Federal Trade Commission Act, as amended; (iii) “personal data” as defined by the European Union General Data Protection Regulation (“GDPR”) (EU 2016/679); (iv) any information which would qualify as “protected health information” under the Health Insurance Portability and Accountability Act of 1996, as amended by the Health Information Technology for Economic and Clinical Health Act (collectively, “HIPAA”); and (v) any other piece of information that allows the identification of such natural person, or his or her family, or permits the collection or analysis of any data related to an identified person’s health or sexual orientation. There have been no breaches, violations, outages or unauthorized uses of or accesses to same, except for those that have been remedied without material cost or liability or the duty to notify any other person or such, nor any incidents under internal review or investigations relating to the same except in each case, where such would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. The Company and its Subsidiaries are presently in compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Personal Data and to the protection of such IT Systems and Personal Data from unauthorized use, access, misappropriation or modification except in each case, where such would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(vv)  Compliance with Data Privacy Laws. The Company and its Subsidiaries are, and at all prior times were, in compliance with all applicable state and federal data privacy and security laws and regulations, including without limitation HIPAA, and the Company and its Subsidiaries have taken commercially reasonable actions to prepare to comply with, and since May 25, 2018, have been and currently are in compliance with, the GDPR (EU 2016/679) (collectively, the “Privacy Laws”) except in each case, where such would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. To ensure compliance with the Privacy Laws, the Company and its Subsidiaries have in place, comply with, and take appropriate steps reasonably designed to ensure compliance in all material respects with their policies and procedures relating to data privacy and security and the collection, storage, use, disclosure, handling, and analysis of Personal Data (the “Policies”). The Company and its Subsidiaries have at all times made all disclosures to users or customers required by applicable laws and regulatory rules or requirements, and none of such disclosures made or contained in any Policy have, to the knowledge of the Company, been inaccurate or in violation of any applicable laws and regulatory rules or requirements in any material respect. The Company further certifies that neither it nor any Subsidiary: (i) has received notice of any actual or potential liability under or relating to, or actual or potential violation of, any of the Privacy Laws, and has no knowledge of any event or condition that would reasonably be expected to result in any such notice; (ii) is currently conducting or paying for, in whole or in part, any investigation, remediation, or other corrective action pursuant to any Privacy Law; or (iii) is a party to any order, decree, or agreement that imposes any obligation or liability under any Privacy Law.

(ww)  Disclosure. The Company confirms that neither it nor any other Person acting on its behalf has provided any of the Buyers or their agents or counsel with any information that constitutes or could reasonably be expected to constitute material, non-public information concerning the Company or any of its Subsidiaries, other than the existence of the transactions contemplated by this Agreement and the other Transaction Documents. The Company understands and confirms that each of the Buyers will rely on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided to the Buyers regarding the Company and its Subsidiaries, their businesses and the transactions contemplated hereby, including the schedules to this Agreement, furnished by or on behalf of the Company or any of its Subsidiaries is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. All of the written information furnished after the date hereof by or on behalf of the Company or any of its Subsidiaries to each Buyer pursuant to or in connection with this Agreement and the other Transaction Documents, taken as a whole, will be true and correct in all material respects as of the date on which such information is so provided and will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. Each press release issued by the Company or any of its Subsidiaries during the twelve (12) months preceding the date of this Agreement did not at the time of release contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. No event or circumstance has occurred or information exists with respect to the Company or any of its Subsidiaries or its or their business, properties, liabilities, prospects, operations (including results thereof) or conditions (financial or otherwise), which, under applicable law, rule or regulation, requires public disclosure at or before the date hereof or announcement by the Company but which has not been so publicly disclosed. All financial projections and forecasts that have been prepared by or on behalf of the Company or any of its Subsidiaries and made available to you have been prepared in good faith based upon reasonable assumptions and represented, at the time each such financial projection or forecast was delivered to each Buyer, the Company’s best estimate of future financial performance (it being recognized that such financial projections or forecasts are not to be viewed as facts and that the actual results during the period or periods covered by any such financial projections or forecasts may differ from the projected or forecasted results). The Company acknowledges and agrees that no Buyer makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 2.

3A  REPRESENTATIONS AND WARRANTIES OF TARGET

The Target represents and warrants to each of the Buyers that, as of the date hereof and as of the Closing Date:

(a)  Organization and Qualification. Each of the Target and each of its Target Subsidiaries (as defined below) are entities duly organized and validly existing and in good standing under the laws of the jurisdiction in which they are formed, and have the requisite power and authority to own their properties and to carry on their business as now being conducted and as presently proposed to be conducted. Each of the Target and each of its Target Subsidiaries is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have a Target Material Adverse Effect (as defined below). As used in this Agreement, “Target Material Adverse Effect” means any material adverse effect on (i) the business, properties, assets, liabilities, operations (including results thereof), condition (financial or otherwise) or prospects of the Target or any Target Subsidiary, individually or taken as a whole, (ii) the transactions contemplated hereby or in any of the other Transaction Documents or any other agreements or instruments to be entered into in connection herewith or therewith or (iii) the authority or ability of the Target or any of its Target Subsidiaries to perform any of their respective obligations under any of the Transaction Documents (as defined below). Other than the Persons (as defined below) set forth on Schedule 3A(a), the Target has no Target Subsidiaries. “Target Subsidiaries” means any Person in which the Target, directly or indirectly, (I) owns any of the outstanding capital stock or holds any equity or similar interest of such Person or (II) controls or operates all or any part of the business, operations or administration of such Person, and each of the foregoing, is individually referred to herein as a “Target Subsidiary.” The Target Subsidiaries and the Subsidiaries are collectively referred to herein as the “BC Subsidiaries”, and together with the BC Parties, the “BC Entities”.

(b)  Authorization; Enforcement; Validity. The Target has the requisite power and authority to enter into and perform its obligations under this Agreement and the other Transaction Documents. Each Target Subsidiary has the requisite power and authority to enter into and perform its obligations under the Transaction Documents to which it is a party. The execution and delivery of this Agreement and the other Transaction Documents by the Target and its Target Subsidiaries, and the consummation by the Target and its Target Subsidiaries of the transactions contemplated hereby and thereby have been duly authorized by the Target’s board of directors, and no further filing, consent or authorization is required by the Target, its Target Subsidiaries, their respective boards of directors or their shareholders or other governing body. This Agreement has been, and the other Transaction Documents to which it is a party will be prior to the Closing, duly executed and delivered by the Target, and each constitutes the legal, valid and binding obligations of the Target, enforceable against the Target in accordance with its respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities law. Prior to the Closing, the Transaction Documents to which each Target Subsidiary is a party will be duly executed and delivered by each such Target Subsidiary, and shall constitute the legal, valid and binding obligations of each such Target Subsidiary, enforceable against each such Target Subsidiary in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities law.

(c)  No Conflicts. The execution, delivery and performance of the Transaction Documents by the Target and its Target Subsidiaries and the consummation by the Target and its Target Subsidiaries of the transactions contemplated hereby and thereby will not (i) result in a violation of the certificate of formation, memorandum of association, articles of association, bylaws or other organizational documents of the Target or any of its Target Subsidiaries, or any capital stock or other securities of the Target or any of its Target Subsidiaries, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) in any respect under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Target or any of its Target Subsidiaries is a party (including, without limitation, the Merger Agreement), or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including, without limitation, foreign, federal and state securities laws and regulations) applicable to the Target or any of its Target Subsidiaries or by which any property or asset of the Target or any of its Target Subsidiaries is bound or affected.

(d)  Consents. Neither the Target nor any Target Subsidiary is required to obtain any consent from, authorization or order of, or make any filing or registration with any Governmental Entity or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its respective obligations under or contemplated by the Transaction Documents, in each case, in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which the Target or any Target Subsidiary is required to obtain pursuant to the preceding sentence have been or will be obtained or effected on or prior to the Closing Date, and neither the Target nor any of its Target Subsidiaries are aware of any facts or circumstances which might prevent the Target or any of its Target Subsidiaries from obtaining or effecting any of the registration, application or filings contemplated by the Transaction Documents.

(e)  No General Solicitation; Placement Agents’ Fees. Neither the Target, nor any of its Target Subsidiaries or affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities. The Target shall be responsible for the payment of any placement agent’s fees, financial advisory fees, or brokers’ commissions (other than for Persons engaged by any Buyer or its investment advisor) relating to or arising out of the transactions contemplated hereby, including, without limitation, placement agent fees payable to the Placement Agents in connection with the sale of the Securities. The fees and expenses of the Placement Agents to be paid by the Target or any of its Target Subsidiaries are as set forth on Schedule 3A(e) attached hereto. The Target shall pay, and hold each Buyer harmless against, any liability, loss or expense (including, without limitation, attorney’s fees and out-of-pocket expenses) arising in connection with any such claim. The Target acknowledges that it has engaged the Placement Agents in connection with the sale of the Securities. Other than the Placement Agents, neither the Target nor any of its Target Subsidiaries has engaged any placement agent or other agent in connection with the offer or sale of the Securities.

(f)  No Integrated Offering. None of the Target, its Target Subsidiaries or any of their affiliates, nor any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Securities under the 1933 Act, whether through integration with prior offerings or otherwise, or cause this offering of the Securities to require approval of shareholders of the Target for purposes of the 1933 Act or under any applicable shareholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Target are listed or designated for quotation. None of the Target, its Target Subsidiaries, their affiliates nor any Person acting on their behalf will take any action or steps that would require registration of any of the Securities under the 1933 Act or cause the offering of any of the Securities to be integrated with other offerings of securities of the Target.

(g)  Material Liabilities; Financial Information; Forecasts. Except as set forth on Schedule 3A(g)(i), the Target has no liabilities or obligations, absolute or contingent (individually or in the aggregate), except obligations under contracts made in the ordinary course of business that as of the date of this Agreement would not be required to be reflected in financial statements prepared in accordance with GAAP, consistently applied for the periods covered thereby. The historical financial information of the Target delivered to the Buyers on or prior to the date hereof, and attached hereto as Schedule 3A(g)(ii) (collectively, the “Target Financial Statements”), fairly present in all material respects the financial position of the Target and its Target Subsidiaries, on a consolidated basis, at the respective dates thereof, subject to adjustments which are not expected to have a Target Material Adverse Effect on the Target and its Target Subsidiaries, taken as a whole. The forecasts and projections previously delivered to the Buyers by the Target and attached hereto as Schedule 3A(g)(iii) have been prepared in good faith and on the basis of assumptions that are fair and reasonable in light of current and reasonably foreseeable circumstances. No other information provided by or on behalf of the Target to any of the Buyers contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein not misleading, in the light of the circumstance under which they are or were made. Other than the conversion from GAAP to GAAP and the adjustments related thereto, the Target is not currently contemplating to amend or restate any of the Target Financial Statements, nor is the Target currently aware of facts or circumstances which would require the Target to amend or restate any of the Target Financial Statements, in each case, in order for any of the Financials Statements to be in compliance with GAAP. The Target has not been informed by its independent accountants that they recommend that the Target amend or restate any of the Target Financial Statements or that there is any need for the Target to amend or restate any of the Target Financial Statements.

(h)  Absence of Certain Changes. Since the date of the last audited Target Financial Statements, there has been no Target Material Adverse Effect on the Target and its Target Subsidiaries, taken as a whole. Specifically, except as set forth on Schedule 3A(h)(l), the date of the last audited Target Financial Statements, neither the Target nor its Target Subsidiaries have:

(i)  declared, set aside or paid any dividend or other distribution with respect to any shares of capital stock of the Target or any of its Target Subsidiaries or any direct or indirect redemption, purchase or other acquisition of any such shares;

(ii)  sold, assigned, pledged, encumbered, transferred or other disposed of any tangible asset of the Target or any of its Target Subsidiaries (other than sales or the licensing of its products to customers in the ordinary course of business consistent with past practice), or sold, assigned, pledged, encumbered, transferred or other disposed of any Target Intellectual Property (other than licensing of products of the Target or its Target Subsidiaries in the ordinary course of business and on a non-exclusive basis);

(iii)  entered into any licensing or other agreement with regard to the acquisition or disposition of any Target Intellectual Property other than licenses in the ordinary course of business consistent with past practice or any amendment or consent with respect to any licensing agreement filed or required to be filed with respect to any Governmental Entity;

(iv)  capital expenditures, individually or in the aggregate, in excess of $100,000;

(v)  any obligation or liability (whether absolute, accrued, contingent or otherwise, and whether due or to become due) incurred by the Target or any of its Target Subsidiaries, in excess of $100,000 individually, other than obligations under customer contracts, current obligations and liabilities, in each case incurred in the ordinary course of business and consistent with past practice;

(vi)  any Lien on any property of the Target or any of its Target Subsidiaries except for Liens in existence on the date of this Agreement that are described on Schedules 3A(h)(vi).

(vii)  any payment, discharge, satisfaction or settlement of any suit, action, claim, arbitration, proceeding or obligation of the Target or any of its Target Subsidiaries, except in the ordinary course of business and consistent with past practice;

(viii)  any split, combination or reclassification of any equity securities;

(ix)  any material loss, destruction or damage to any property of the Target or any Target Subsidiary, whether or not insured;

(x)  any acceleration or prepayment of any Indebtedness (as defined below) for borrowed money or the refunding of any such Indebtedness;

(xi)  any labor trouble involving the Target or any Target Subsidiary or any material change in their personnel or the terms and conditions of employment;

(xii)  any waiver of any valuable right, whether by contract or otherwise;

(xiii)  except as disclosed in Schedule 3A(h)(xiii), any loan or extension of credit to any officer or employee of the Target;

(xiv)  any change in the independent public accountants of the Target or its Target Subsidiaries or any material change in the accounting methods or accounting practices followed by the Target or its Target Subsidiaries, as applicable, or any material change in depreciation or amortization policies or rates;

(xv)  any resignation or termination of any officer, key employee or group of employees of the Target or any of its Target Subsidiaries;

(xvi)  any change in any compensation arrangement or agreement with any employee, officer, director or shareholder that would result in the aggregate compensation to such Person in such year to exceed $200,000;

(xvii)  any material increase in the compensation of employees of the Target or its Target Subsidiaries (including any increase pursuant to any written bonus, pension, profit sharing or other benefit or compensation plan, policy or arrangement or commitment), or any increase in any such compensation or bonus payable to any officer, shareholder, director, consultant or agent of the Target or any of its Target Subsidiaries having an annual salary or remuneration in excess of $200,000, except as may be provided in projections contained in Schedule 3A(h)(xvii);

(xviii)  any revaluation of any of their respective assets, including, without limitation, writing down the value of capitalized inventory or writing off notes or accounts receivable or any sale of assets other than in the ordinary course of business; or

(xix)  any acquisition or disposition of any material assets (or any contract or arrangement therefor), or any other material transaction by the Target or any Target Subsidiary otherwise than for fair value in the ordinary course of business.

(xx)  written-down the value of any asset of the Target or its Target Subsidiaries or written-off as uncollectible of any accounts or notes receivable or any portion thereof except in the ordinary course of business and in a magnitude consistent with historical practice;

(xxi)  cancelled any debts or claims or any material amendment, termination or waiver of any rights of the Target or its Target Subsidiaries; or

(xxii)  any agreement, whether in writing or otherwise, to take any of the actions specified in the foregoing items (i) through (xxi).

Neither the Target nor any of its Target Subsidiaries has taken any steps to seek protection pursuant to any law or statute relating to bankruptcy, insolvency, reorganization, receivership, liquidation or winding up, nor does the Target or any Target Subsidiary have any knowledge or reason to believe that any of their respective creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so. The Target and its Target Subsidiaries, individually and on a consolidated basis, are not as of the date hereof, and after giving effect to the transactions contemplated hereby to occur at the Closing, will not be Target Insolvent (as defined below). For purposes of this Section 3(A)(h), “Target Insolvent” means, (i) with respect to the Target and its Target Subsidiaries, on a consolidated basis, (A) the present fair saleable value of the Target’s and its Target Subsidiaries’ assets is less than the amount required to pay the Target’s and its Target Subsidiaries’ total Indebtedness (as defined below), (B) the Target and its Target Subsidiaries are unable to pay their debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured or (C) the Target and its Target Subsidiaries intend to incur or believe that they will incur debts that would be beyond their ability to pay as such debts mature; and (ii) with respect to the Target and each Target Subsidiary, individually, (A) the present fair saleable value of the Target’s or such Target Subsidiary’s (as the case may be) assets is less than the amount required to pay its respective total Indebtedness, (B) the Target or such Target Subsidiary (as the case may be) is unable to pay its respective debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured or (C) the Target or such Target Subsidiary (as the case may be) intends to incur or believes that it will incur debts that would be beyond its respective ability to pay as such debts mature. Neither the Target nor any of its Target Subsidiaries has engaged in any business or in any transaction, and is not about to engage in any business or in any transaction, for which the Target’s or such Target Subsidiary’s remaining assets constitute unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted.

(i)  No Undisclosed Events, Liabilities, Developments or Circumstances. No event, liability, development or circumstance has occurred or exists, or is reasonably expected to exist or occur with respect to the Target, any of its Target Subsidiaries or any of their respective businesses, properties, liabilities, prospects, operations (including results thereof) or condition (financial or otherwise), that (i) could have a material adverse effect on any Buyer’s investment hereunder or (ii) could have a Target Material Adverse Effect. The reserves, if any, established by the Target or the lack of reserves, if applicable, are reasonable based upon facts and circumstances known by the Target on the date hereof and there are no loss contingencies that are required to be accrued by the Statement of Financial Accounting Standard No. 5 of the Financial Accounting Standards Board which are not provided for by the Target in its financial statements or otherwise.

(j)  Conduct of Business; Regulatory Permits. Neither the Target nor any of its Target Subsidiaries is in violation of any term of or in default under its organizational documents, any certificate of designation, preferences or rights of any other outstanding series of preferred stock of the Target or any of its Target Subsidiaries or Bylaws or their organizational charter, certificate of formation, memorandum of association, articles of association or certificate of incorporation or bylaws or other organizational documents, respectively. Neither the Target nor any of its Target Subsidiaries is in violation of any judgment, decree or order or any statute, ordinance, rule or regulation applicable to the Target or any of its Target Subsidiaries, and neither the Target nor any of its Target Subsidiaries will conduct its business in violation of any of the foregoing, except in all cases for possible violations which could not, individually or in the aggregate, have a Target Material Adverse Effect. The Target and each of its Target Subsidiaries possess all certificates, authorizations and permits issued by the appropriate regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such certificates, authorizations or permits would not have, individually or in the aggregate, a Target Material Adverse Effect, and neither the Target nor any such Target Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit. There is no agreement, commitment, judgment, injunction, order or decree binding upon the Target or any of its Target Subsidiaries or to which the Target or any of its Target Subsidiaries is a party which has or would reasonably be expected to have the effect of prohibiting or materially impairing any business practice of the Target or any of its Target Subsidiaries, any acquisition of property by the Target or any of its Target Subsidiaries or the conduct of business by the Target or any of its Target Subsidiaries as currently conducted other than such effects, individually or in the aggregate, which have not had and would not reasonably be expected to have a Target Material Adverse Effect on the Target or any of its Target Subsidiaries.

(k)  Foreign Corrupt Practices. Neither the Target, the Target’s subsidiary or any director, officer, agent, employee, nor any other person acting for or on behalf of the foregoing (individually and collectively, a “Target Affiliate”) have violated the FCPA or any other applicable anti-bribery or anti-corruption laws, nor has any Company Affiliate offered, paid, promised to pay, or authorized the payment of any money, or offered, given, promised to give, or authorized the giving of anything of value, to any officer, employee or any other person acting in an official capacity for any Governmental Entity to any political party or Government Official or to any person under circumstances where such Company Affiliate knew or was aware of a high probability that all or a portion of such money or thing of value would be offered, given or promised, directly or indirectly, to any Government Official, for the purpose of:

(i)  (A) influencing any act or decision of such Government Official in his/her official capacity, (B) inducing such Government Official to do or omit to do any act in violation of his/her lawful duty, (C) securing any improper advantage, or (D) inducing such Government Official to influence or affect any act or decision of any Governmental Entity, or

(ii)  assisting the Target or its Target Subsidiaries in obtaining or retaining business for or with, or directing business to, the Target or its Target Subsidiaries.

(l)  Transactions With Affiliates. No current or former employee, partner, director, officer or shareholder (direct or indirect) of the Target or its Target Subsidiaries, or any associate, or, to the knowledge of the Target, any affiliate of any thereof, or any relative with a relationship no more remote than first cousin of any of the foregoing, is presently (i) a party to any transaction with the Target or its Target Subsidiaries (including any contract, agreement or other arrangement providing for the furnishing of services by, or rental of real or personal property from, or otherwise requiring payments to, any such director, officer or shareholder or such associate or affiliate or relative Target Subsidiaries (other than for ordinary course services as employees, officers or directors of the Target or any of its Target Subsidiaries)) or (ii) the direct or indirect owner of an interest in any corporation, firm, association or business organization which is a competitor, supplier or customer of the Target or its Target Subsidiaries (except for a passive investment (direct or indirect) in less than 5% of the common stock of a company whose securities are traded on or quoted through an Eligible Market), nor does any such Person receive income from any source other than the Target or its Target Subsidiaries which relates to the business of the Target or its Target Subsidiaries or should properly accrue to the Target or its Target Subsidiaries. No employee, officer, shareholder or director of the Target or any of its Target Subsidiaries or member of his or her immediate family is indebted to the Target or its Target Subsidiaries, as the case may be, nor is the Target or any of its Target Subsidiaries indebted (or committed to make loans or extend or guarantee credit) to any of them, other than (i) for payment of salary for services rendered, (ii) reimbursement for reasonable expenses incurred on behalf of the Target, and (iii) for other standard employee benefits made generally available to all employees or executives (including stock option agreements outstanding under any stock option plan approved by the Board of Directors of the Target).

(m)  Indebtedness and Other Contracts. Neither the Target nor any of its Target Subsidiaries, (i) except as disclosed on Schedule 3A(m), has any outstanding debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing Indebtedness of the Target or any of its Target Subsidiaries or by which the Target or any of its Target Subsidiaries is or may become bound, (ii) is a party to any contract, agreement or instrument, the violation of which, or default under which, by the other party(ies) to such contract, agreement or instrument could reasonably be expected to result in a Target Material Adverse Effect, (iii) has any financing statements securing obligations in any amounts filed in connection with the Target or any of its Target Subsidiaries; (iv) is in violation of any term of, or in default under, any contract, agreement or instrument relating to any Indebtedness, except where such violations and defaults would not result, individually or in the aggregate, in a Target Material Adverse Effect, or (v) is a party to any contract, agreement or instrument relating to any Indebtedness, the performance of which, in the judgment of the Target’s officers, has or is expected to have a Target Material Adverse Effect.

(n)  Litigation. There is no action, suit, arbitration, proceeding, inquiry or investigation before or by any court, public board, other Governmental Entity, self-regulatory organization or body pending or, to the knowledge of the Target, threatened against or affecting the Target or any of its Target Subsidiaries, or any of the Target’s or its Target Subsidiaries’ officers or directors, whether of a civil or criminal nature or otherwise, in their capacities as such, except as set forth in Schedule 3A(n). No director, officer or employee of the Target or any of its subsidiaries has willfully violated 18 U.S.C. §1519 or engaged in spoliation in reasonable anticipation of litigation. After reasonable inquiry of its employees, the Target is not aware of any fact which might result in or form the basis for any such action, suit, arbitration, investigation, inquiry or other proceeding. Neither the Target nor any of its Target Subsidiaries is subject to any order, writ, judgment, injunction, decree, determination or award of any Governmental Entity.

(o)  Insurance. The Target and each of its Target Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Target believes to be prudent and customary in the businesses in which the Target and its Target Subsidiaries are engaged. Neither the Target nor any such Target Subsidiary has been refused any insurance coverage sought or applied for, and neither the Target nor any such Target Subsidiary has any reason to believe that it will be unable to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Target Material Adverse Effect.

(p)  Employee Matters; Benefit Plans.

(i)  Except as set forth on Schedule 3A(p)(i), the employment of each officer and employee of the Target is terminable at the will of the Target. The Target and its Target Subsidiaries have complied in all material respects with all applicable laws relating to wages, hours, equal opportunity, collective bargaining, workers’ compensation insurance and the payment of social security and other taxes. The Target is not aware that any officer, key employee or group of employees intends to terminate his, her or their employment with the Target or its Target Subsidiaries, as the case may be, nor does the Target have a present intention, or know of a present intention of its Target Subsidiaries, to terminate the employment of any officer, key employee or group of employees. There are no pending or, to the knowledge of the Target, threatened employment discrimination charges or complaints against or involving the Target or its Target Subsidiaries before any federal, state, or local board, department, commission or agency, or unfair labor practice charges or complaints, disputes or grievances affecting the Target or its Target Subsidiaries.

(ii)  Since the Target’s inception, neither the Target nor its Target Subsidiaries has experienced any labor disputes, union organization attempts or work stoppage due to labor disagreements. There are no unfair labor practice charges or complaints against the Target or its Target Subsidiaries pending, or to the knowledge of the Target, threatened before the National Labor Relations Board or any comparable state agency or authority. There are no written or oral contracts, commitments, agreements, understandings or other arrangements with any labor organization, nor work rules or practices agreed to with any labor organization or employee association, applicable to employees of the Target or any of its Target Subsidiaries, nor is the Target or its Target Subsidiaries a party to, or bound by, any collective bargaining or similar agreement; there is not, and since the Target’s inception there has not been, any representation of the employees of the Target or its Target Subsidiaries by any labor organization and, to the knowledge of the Target, there are no union organizing activities among the employees of the Target or its Target Subsidiaries, and to the knowledge of the Target, no question concerning representation has been raised or is threatened respecting the employees of the Target or its Target Subsidiaries.

(iii)  Schedule 3A(p)(iii) contains a true, correct and complete list of each pension, retirement, savings, deferred compensation and profit-sharing plan and each stock option, stock appreciation, stock purchase, performance share, bonus or other incentive plan, severance plan, health, group insurance or other welfare plan, or other similar plan (whether written or otherwise) and any “employee benefit plan” within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), under which the Target has any current or future obligation or liability (including any potential, contingent or secondary liability under Title IV of ERISA) or under which any employee or former employee (or beneficiary of any employee or former employee) of the Target has or may have any current or future right to benefits (the term “plan” shall include any contract, agreement (including an employment or independent contractor agreement), policy or understanding, each such plan being hereinafter referred to in this Agreement individually as a “Benefit Plan”). The Target has delivered to each Buyer true, correct and complete copies of (i) each material Benefit Plan, including any amendments thereto, (ii) the summary plan description, if any, for each Benefit Plan, including any summaries of material modifications made since the most recent summary plan description, (iii) the latest annual report which has been filed with the Internal Revenue Service (the “IRS”) for each Benefit Plan required to file an annual report, if any, and (iv) the most recent IRS determination letter for each Benefit Plan that is a pension plan (as defined in ERISA) intended to be qualified under Section 401(a) of the Code. Each Benefit Plan intended to be tax qualified under Sections 401(a) and 501(a) of the Code is and has been determined by the IRS to be tax qualified under Sections 401(a) and 501(a) of the Code and, since such determination, no amendment to or failure to amend any such Benefit Plan and no other event or circumstance has occurred that could reasonably be expected to adversely affect its tax qualified status.

(iv)  There are no actions, claims, audits, lawsuits or arbitrations pending, or, to the knowledge of the Target, threatened, with respect to any Benefit Plan or the assets of any Benefit Plan. Except as set forth in Schedule 3A(p)(iv), each Benefit Plan has been administered in all material respects in accordance with its terms and with all applicable Legal Requirements (as defined below) (including, without limitation, the Internal Revenue Code of 1986, as amended (the “Code”) and ERISA). “Legal Requirement” means any federal, state, local, municipal, foreign, international, multinational, or other administrative order, constitution, law, ordinance, principle of common law, regulation, statute, or treaty.

(v)  Except as set forth in Schedule 3A(p)(v), the consummation of the transactions contemplated by this Agreement will not (1) entitle any employee or independent contractor of the Target or its Target Subsidiaries to severance pay or termination benefits, (2) accelerate the time of payment or vesting, or increase the amount of compensation due to any current or former employee or independent contractor of the Target or its Target Subsidiaries, (3) obligate the Target or any of its affiliates to pay or otherwise be liable for any compensation, vacation days, pension contribution or other benefits to any current or former employee, consultant, agent or independent contractor of the Target or its Target Subsidiaries for periods before the applicable Closing Date, (4) require assets to be set aside or other forms of security to be provided with respect to any liability under a Benefit Plan, or (5) result in any “parachute payment” (within the meaning of Section 280G of the Code) under any Benefit Plan.

(vi)  No Benefit Plan is subject to the provisions of Section 412 of the Code or Part 3 of Subtitle B of Title I of ERISA. No Benefit Plan is subject to Title IV of ERISA and no Benefit Plan is a “multiemployer plan” (within the meaning of Section 3(37) of ERISA). Since inception, neither the Target, its Target Subsidiaries, nor any business or entity treated as a single employer with the Target or its Target Subsidiaries for purposes of Title IV of ERISA contributed to or was obliged to contribute to a pension plan that was at any time subject to Title IV of ERISA.

(vii)  No Benefit Plan has provided, been required to provide, provides or is required to provide, at any time in the past, present, or future, health, medical, dental, accident, disability, death or survivor benefits to or in respect of any Person beyond one year following termination of employment, except to the extent required under any state insurance law or under Part 6 of Subtitle B of Title I of ERISA and under Section 4980B of the Code. No Benefit Plan covers any individual that is not an employee or advisor of the Target or its Target Subsidiaries, other than spouses and dependents of employees under health and child care policies listed in Schedule 3(u)(vii), true and complete copies of which have been made available to each Buyer.

(viii)  Except as otherwise permitted pursuant to employment agreements with the Target disclosed to the Buyers, each officer of the Target is currently devoting all of such officer’s business time to the conduct of the business of the Target. Except as otherwise permitted pursuant to employment agreements with the Target disclosed to the Buyers, the Target is not aware of any officer or key employee of the Target or any of its Target Subsidiaries planning to work less than full time at the Target or its Target Subsidiaries in the future.

(q)  Assets; Title.

(i)  Each of the Target and its Target Subsidiaries has good and valid title to, or a valid leasehold interest in, as applicable, all of its properties and assets, free and clear of all Liens except (i) any Lien for taxes not yet due or delinquent or being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with GAAP, (ii) any statutory Lien arising in the ordinary course of business by operation of law with respect to a liability that is not yet due or delinquent, (iii) any Lien created by operation of law, such as materialmen’s liens, mechanics’ liens and other similar liens, arising in the ordinary course of business with respect to a liability that is not yet due or delinquent or that are being contested in good faith by appropriate proceedings, and (iv) such as have been disposed of in the ordinary course of business. All tangible personal property owned by the Target and its Target Subsidiaries has been maintained in good operating condition and repair, except (x) for ordinary wear and tear, and (y) where such failure would not have a Target Material Adverse Effect. All assets leased by the Target or any of its Target Subsidiaries are in the condition required by the terms of the lease applicable thereto during the term of such lease and upon the expiration thereof. The Target and its Target Subsidiaries have good and marketable title in fee simple to all real property, if any, and good and marketable title to all personal property owned by them which is material to the business of the Target and its Target Subsidiaries, in each case free and clear of all liens, encumbrances and defects except such Liens set forth in Schedule 3A(q)(i).

(ii)  Schedule 3A(q)(ii) sets forth a complete list of all real property and interests in real property leased by the Target as of the date hereof (the “Target Real Property”). The Target has good and valid leasehold interest in all real property and interests in real property shown on Schedule 3A(q)(ii) to be leased by it free and clear of all Liens except where such Liens would not have a Target Material Adverse Effect. Except as set forth on Schedule 3A(q)(ii), there exists no default, or any event which upon notice or the passage of time, or both, would give rise to any default, in the performance of the Target or by any lessor under any such lease, nor, to the knowledge of the Target, is the landlord of any such lease in default except where any such default would not have a Target Material Adverse Effect.

(r)  Intellectual Property.

(i)  Except as set forth on Schedule 3A(r)(i), the Target and its Target Subsidiaries own all right, title and interest in and to, or have a valid and enforceable license to use all the Target Intellectual Property used by them in connection with the their respective businesses, which represents all intellectual property rights necessary to the conduct of the their business as now conducted. The Target and its Target Subsidiaries are in compliance with all contractual obligations relating to the protection of such of the Target Intellectual Property as they use pursuant to license or other agreement. The conduct of the business of the Target and its Target Subsidiaries, to the knowledge of the Target, as currently conducted, or as reasonably be expected to be conducted, does not, and is not reasonably expected to, conflict with or infringe any proprietary right or Target Intellectual Property of any third party, including, without limitation, the transmission, reproduction, use, display or modification of any content or material (including framing, and linking web site content) on a web site, bulletin board or other like medium hosted by or on behalf of the Target or any of its Target Subsidiaries, except for such infringements and conflicts which would not reasonably be expected to have a Target Material Adverse Effect. There is no claim, suit, action or proceeding pending or, to the knowledge of the Target, threatened against the Target or any Target Subsidiary: (i) alleging any such conflict or infringement with any third party’s proprietary rights; or (ii) challenging the Target’s or any Target Subsidiary’s ownership or use of, or the validity or enforceability of any Target Intellectual Property.

(ii)  Schedule 3A(r)(ii) sets forth a complete and current list of registered trademarks or copyrights, issued patents, applications therefor, or other forms of Target Intellectual Property registration anywhere in the world that is owned by the Target or a Target Subsidiary (“Listed Target Intellectual Property”) and the owner of record, date of application or issuance and relevant jurisdiction as to each. All Listed Target Intellectual Property is owned by the Target or a Target Subsidiary, free and clear of security interests, liens, encumbrances or claims of any nature. All Listed Target Intellectual Property is valid, subsisting, unexpired, in proper form and enforceable and all renewal fees and other maintenance fees that have fallen due on or prior to the effective date of this Agreement have been paid. No Listed Target Intellectual Property is the subject of any proceeding before any governmental, registration or other authority in any jurisdiction, including any office action or other form of preliminary or final refusal of registration, except as noted on Schedule 3A(r)(ii). The consummation of the transactions contemplated hereby will not alter or impair any Target Intellectual Property that is owned or licensed by the Target or a Target Subsidiary.

(iii)  Schedule 3A(r)(iii) sets forth a complete list of all agreements relating to Target Intellectual Property to which the Target or a Target Subsidiary is a party, subject or bound (the “Target Intellectual Property Contracts”) (other than agreements involving (A) the license of the Target of standard, generally commercially available “off-the-shelf” third party products that are not and will not to any extent be part of any product, service or intellectual property offering of the Target or (B) non-disclosure or non-use of information). Each Target Intellectual Property Contract: (i) is valid and binding on the Target or a Target Subsidiary, as the case may be, and, to the Target’s knowledge, the counterparties thereto, and is in full force and effect and (ii) upon consummation of the transactions contemplated hereby shall continue in full force and effect without penalty or other adverse consequence.

(iv)  The Target and its Target Subsidiaries are not under any obligation to pay royalties or other payments in connection with any agreement, nor restricted from assigning their rights respecting Target Intellectual Property nor will the Target or any Target Subsidiary otherwise be, as a result of the execution and delivery of this Agreement or the performance of the Target’s obligations under this Agreement, in breach of any agreement relating to the Target Intellectual Property.

(v)  Except as set forth on Schedule 3A(r)(v), no present or former employee, officer or director of the Target or any Target Subsidiary, or agent or outside contractor of the Target or any Target Subsidiary, holds any right, title or interest, directly or indirectly, in whole or in part, in or to any Target Intellectual Property that is owned or licensed by the Target or any Target Subsidiary.

(vi)  To the Target’s knowledge: (i) none of the Listed Target Intellectual Property has been used, disclosed or appropriated to the detriment of the Target or any Target Subsidiary for the benefit of any Person other than the Target; and (ii) no employee, independent contractor or agent of the Target or any Target Subsidiary has misappropriated any trade secrets or other confidential information of any other Person in the course of the performance of his or her duties as an employee, independent contractor or agent of the Target or any Target Subsidiary.

(vii)  Any programs, modifications, enhancements or other inventions, improvements, discoveries, methods or works of authorship (“Target Works”) that were created by employees of the Target or any Target Subsidiary were made in the regular course of such employees’ employment or service relationships with the Target or its Target Subsidiary using the Target’s or the Target Subsidiary’s facilities and resources and, as such, constitute either works made for hire or all rights and title to and in such Target Works have been fully assigned to the Target or a Target Subsidiary. Each such employee who has created Target Works or any employee who in the regular course of his employment may create Target Works and all consultants have signed an assignment or similar agreement with the Target or the Target Subsidiary confirming the Target’s or the Target Subsidiary’s ownership or, in the alternate, transferring and assigning to the Target or the Target Subsidiary all right, title and interest in and to such programs, modifications, enhancements or other inventions including copyright and other intellectual property rights therein.

(viii)  For the purpose of this Agreement, “Target Intellectual Property” shall mean all of the following: (A) trademarks and service marks, trade dress, product configurations, trade names and other indications of origin, applications or registrations in any jurisdiction pertaining to the foregoing and all goodwill associated therewith; (B) inventions, discoveries, improvements, ideas, know-how, formula methodology, processes, technology, software (including password unprotected interpretive code or source code, object code, development documentation, programming tools, drawings, specifications and data) and applications and patents in any jurisdiction pertaining to the foregoing, including re-issues, continuations, divisions, continuations-in-part, renewals or extensions; (C) trade secrets, including confidential information and the right in any jurisdiction to limit the use or disclosure thereof; (D) copyrights in writings, designs software, mask works or other works, applications or registrations in any jurisdiction for the foregoing and all moral rights related thereto; (E) database rights; (F) internet websites, domain names and applications and registrations pertaining thereto and all intellectual property used in connection with or contained in all versions of the Target’s Web sites; (G) rights under all agreements relating to the foregoing; (H) books and records pertaining to the foregoing; and (I) claims or causes of action arising out of or related to past, present or future infringement or misappropriation of the foregoing.

(s)  Environmental Laws.

(i)  The Target and its Target Subsidiaries (A) are in compliance with any and all Environmental Laws, (B) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (C) are in compliance with all terms and conditions of any such permit, license or approval where, in each of the foregoing clauses (A), (B) and (C), the failure to so comply could be reasonably expected to have, individually or in the aggregate, a Target Material Adverse Effect.

(ii)  No Hazardous Materials:

(1)  have been disposed of or otherwise released from any Real Property of the Target or any of its Target Subsidiaries in violation of any Environmental Laws; or

(2)  are present on, over, beneath, in or upon Target Real Property or any portion thereof in quantities that would constitute a violation of any Environmental Laws. No prior use by the Target or any of its Target Subsidiaries of any Target Real Property has occurred that violates any Environmental Laws, which violation would have a material adverse effect on the business of the Target or any of its Target Subsidiaries.

(iii)  Neither the Target nor any of its Target Subsidiaries knows of any other person who or entity which has stored, treated, recycled, disposed of or otherwise located on any Target Real Property any Hazardous Materials, including, without limitation, such substances as asbestos and polychlorinated biphenyls.

(iv)  None of the Real Properties are on any federal or state “Superfund” list or CERCLIS list or any state environmental agency list of sites under consideration for CERCLIS, nor subject to any environmental related Liens.

(t)  Target Subsidiary Rights. The Target or one of its Target Subsidiaries has the unrestricted right to vote, and (subject to limitations imposed by applicable law) to receive dividends and distributions on, all capital securities of its Target Subsidiaries as owned by the Target or such Target Subsidiary.

(u)  Tax Status.

(i)  Each of the Target and, except as set forth in Schedule 3A(u)(i), the Target Subsidiaries has filed or caused to be filed in a timely manner (within any applicable extension periods) and in the appropriate jurisdictions all material returns, reports, information statements and other documentation (including any additional or supporting materials) filed or maintained, or required to be filed or maintained, in connection with the calculation, determination, assessment or collection of any and all federal, state, local, foreign and other taxes, levies, fees, imposts, duties, governmental fees and charges of whatever kind (including any interest, penalties or additions to the tax imposed in connection therewith or with respect thereto), including, without limitation, taxes imposed on, or measured by, income, franchise, profits, gross income or gross receipts, and also ad valorem, value added, sales, use, service, real or personal property, capital stock, stock transfer, license, payroll, withholding, employment, social security, workers’ compensation, unemployment compensation, utility, severance, production, excise, stamp, occupation, premium, windfall profits, environmental, transfer and gains taxes and customs duties (each a “Target Tax”) and shall include amended returns required as a result of examination adjustments made by the IRS or other Governmental Entity responsible for the imposition of any Target Tax (collectively, the “Target Returns”) and such Target Returns are true, correct and complete in all material respects.

(ii)  Each of the Target and the Target Subsidiaries has paid all material Target Taxes and other assessments due from and payable by the Target and the Target Subsidiaries on or prior to the date hereof on a timely basis except as to those set forth in Schedule 3A(u)(ii). The charges, accruals, and reserves for Target Taxes with respect to the Target and the Target Subsidiaries are adequate to cover Target Tax liabilities of the Target and the Target Subsidiaries accruing throughout the date thereof. Except as set forth in Schedule 3A(u)(ii), each of the Target and the Target Subsidiaries has complied in all material respects with all applicable Legal Requirements relating to the payment and withholding of Target Taxes (including withholding and reporting requirements under Sections 1441 through 1464, 3401 through 3406, and 6041 and 6049 of the Code and similar provisions under any other applicable Legal Requirements) and, within the time and in the manner prescribed by law, has withheld from wages, fees and other payments and paid over to the proper governmental or regulatory authorities all amounts required. Except as set forth in Schedule 3A(u)(ii), neither the Target nor any of the Target Subsidiaries has received notice of assessment or proposed assessment of any Target Taxes claimed to be owed by it or any other Person on its behalf. Except as set forth in Schedule 3A(u)(ii), no Target Returns filed by or on behalf of the Target or any of the Target Subsidiaries with respect to Target Taxes are currently being audited or examined. Except as set forth in Schedule 3A(u)(ii), neither the Target nor any of the Target Subsidiaries has received notice of any such audit or examination. Except as set forth in Schedule 3A(u)(ii), no issue has been raised by any taxing authority with respect to the Target or any of the Target Subsidiaries in any audit or examination which, by application of similar principles, could reasonably be expected to result in a proposed material adjustment to the liability for Target Taxes for any period not so examined.

(iii)  Except as set forth in Schedule 3A(u)(iii), no known Liens have been filed and no claims are being asserted by or against the Target or any of the Target Subsidiaries with respect to any Target Taxes (other than Liens for Target Taxes not yet due and payable). Neither the Target nor any of the Target Subsidiaries has elected pursuant to the Code to be treated as an S corporation or any comparable provision of local, state or foreign law, or has made any other elections pursuant to the Code (other than elections that relate solely to entity classification, methods of accounting, depreciation, or amortization) that would have a material effect on the business, properties, prospects, or financial condition of the Target and the Target Subsidiaries, individually or in the aggregate.

(iv)  No claim has ever been made, or, to the knowledge of the Target, is threatened or pending, by any authority in a jurisdiction where the Target or any of the Target Subsidiaries, respectively, does not file Target Returns that the Target or any of the Target Subsidiaries is or may be subject to taxation by that jurisdiction, and neither the Target nor any of the Target Subsidiaries has received any notice or request for information from any such authority. Neither the Target nor any of the Target Subsidiaries has been a member of an affiliated group (as defined in Section 1504(a) of the Code) or filed or been included in a combined, consolidated or unitary income tax return other than the affiliated group of which the Target is currently the common parent. Neither the Target nor any of the Target Subsidiaries is required to include in income any adjustment pursuant to Section 481(a) of the Code by reason of a voluntary change in accounting methods initiated by the Target or any of the Target Subsidiaries, and no Governmental Entity has proposed an adjustment or change in accounting method. All transactions or methods of accounting that could give rise to a substantial understatement of federal income tax as described in Section 6662(d)(2)(B)(i) of the Code have been adequately disclosed on the Target’s and the Target Subsidiaries’ federal income tax returns in accordance with Section 6662(d)(2)(B) of the Code. Neither the Target nor any of the Target Subsidiaries is a party to any Target Tax sharing or Target Tax indemnity agreement or any other agreement of a similar nature that remains in effect. Neither the Target nor any of the Target Subsidiaries has consented to any waiver of the statute of limitations for the assessment of any Target Taxes or has requested any extension of time for the payment of any Target Taxes. Neither the Target nor any of the Target Subsidiaries has ever held a material beneficial interest in any other Person, other than those listed in Schedule 3A(u)(iv). Neither the Target nor any of the Target Subsidiaries is obligated to make, nor as a result of any event connected with the transactions contemplated by this Agreement will become obligated to make, any payment that would not be deductible under Section 280G of the Code.

(v)  Internal Accounting and Disclosure Controls. The Target and each of its Target Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements that accurately reflect the current status of the business of the Target and its Target Subsidiaries and to maintain asset and liability accountability, (iii) access to assets or incurrence of liabilities is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any difference. Neither the Target nor any of its Target Subsidiaries has received any notice or correspondence from any accountant, Governmental Entity or other Person relating to any potential material weakness or significant deficiency in any part of the internal controls over financial reporting of the Target or any of its Target Subsidiaries.

(w)  Off Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between the Target or any of its Target Subsidiaries and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Target in its Target Financial Statements and is not so disclosed or that otherwise could be reasonably likely to have a Target Material Adverse Effect.

(x)  Illegal or Unauthorized Payments; Political Contributions. Neither the Target nor any of its Target Subsidiaries nor, to the best of the Target’s knowledge (after reasonable inquiry of its officers and directors), any of the officers, directors, employees, agents or other representatives of the Target or any of its Target Subsidiaries or any other business entity or enterprise with which the Target or any Target Subsidiary is or has been affiliated or associated, has, directly or indirectly, made or authorized any payment, contribution or gift of money, property, or services, whether or not in contravention of applicable law, (i) as a kickback or bribe to any Person or (ii) to any political organization, or the holder of or any aspirant to any elective or appointive public office except for personal political contributions not involving the direct or indirect use of funds of the Target or any of its Target Subsidiaries.

(y)  Money Laundering. The Target and its Target Subsidiaries are in compliance with, and have not previously violated, the USA Patriot Act of 2001 and all other applicable U.S. and non-U.S. anti-money laundering laws and regulations, including, without limitation, the laws, regulations and Executive Orders and sanctions programs administered by the U.S. Office of Foreign Assets Control, including, but not limited, to (i) Executive Order 13224 of September 23, 2001 entitled, “Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism” (66 Fed. Reg. 49079 (2001)); and (ii) any regulations contained in 31 CFR, Subtitle B, Chapter V.

(z)  Books and Records. The books of account, ledgers, order books, records and documents of the Target and its Target Subsidiaries accurately and completely reflect all information relating to the respective businesses of the Target and its Target Subsidiaries, the nature, acquisition, maintenance, location and collection of each of their respective assets, and the nature of all transactions giving rise to material obligations or accounts receivable of the Target or its Target Subsidiaries, as the case may be, except where the failure to so reflect such information would not have a Target Material Adverse Effect. The minute books of the Target and its Target Subsidiaries contain accurate records of all meetings and accurately reflect all other actions taken by the shareholders, boards of directors and all committees of the boards of directors, and other governing Persons of the Target and its Target Subsidiaries, respectively.

(aa)  Management. Except as set forth in Schedule 3A(aa) hereto, during the past five year period, no current or former officer or director or, to the knowledge of the Target, no current ten percent (10%) or greater shareholder of the Target or any of its Target Subsidiaries has been the subject of:

(i)  a petition under bankruptcy laws or any other insolvency or moratorium law or the appointment by a court of a receiver, fiscal agent or similar officer for such Person, or any partnership in which such person was a general partner at or within two years before the filing of such petition or such appointment, or any corporation or business association of which such person was an executive officer at or within two years before the time of the filing of such petition or such appointment;

(ii)  a conviction in a criminal proceeding or a named subject of a pending criminal proceeding (excluding traffic violations that do not relate to driving while intoxicated or driving under the influence);

(iii)  any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining any such person from, or otherwise limiting, the following activities:

(1)  Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the United States Commodity Futures Trading Commission or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

(2)  Engaging in any particular type of business practice; or

(3)  Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of securities laws or commodities laws;

(iv)  any order, judgment or decree, not subsequently reversed, suspended or vacated, of any authority barring, suspending or otherwise limiting for more than sixty (60) days the right of any such person to engage in any activity described in the preceding sub paragraph, or to be associated with persons engaged in any such activity;

(v)  a finding by a court of competent jurisdiction in a civil action or by the SEC or other authority to have violated any securities law, regulation or decree and the judgment in such civil action or finding by the SEC or any other authority has not been subsequently reversed, suspended or vacated; or

(vi)  a finding by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any federal commodities law, and the judgment in such civil action or finding has not been subsequently reversed, suspended or vacated.

(bb)  No Disagreements with Accountants and Lawyers. There are no material disagreements of any kind presently existing, or reasonably anticipated by the Target to arise, between the Target and the accountants and lawyers formerly or presently employed by the Target and the Target is current with respect to any fees owed to its accountants and lawyers which could affect the Target’s ability to perform any of its obligations under any of the Transaction Documents. In addition, on or prior to the date hereof, the Target had discussions with its accountants about its financial statements. Based on those discussions, the Target has no reason to believe that it will need to restate any such financial statements or any part thereof.

(i)  The Target possesses all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct its business as currently conducted, including without limitation all such certificates, authorizations and permits required by the United States Food and Drug Administration (the “FDA”) or any other federal, state or foreign agencies or bodies engaged in the regulation of pharmaceuticals or biohazardous materials, except where the failure to so possess such certificates, authorizations and permits, individually or in the aggregate, would not result in a Material Adverse Effect. The Target has not received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect.

(ii)  The Target has not received any written notices or statements from the FDA, the European Medicines Agency (the “EMEA”) or any other governmental agency, and otherwise has no knowledge or reason to believe, that (i) any drug candidate of the Target (each a “Potential Product”) may or will be rejected or determined to be non-approvable; (ii) a delay in time for review and/or approval of a marketing authorization application or marketing approval application in any jurisdiction for any Potential Product is or may be required, requested or being implemented; (iii) one or more clinical studies for any Potential Product shall or may be requested or required in addition to the clinical studies submitted to the FDA prior to the date hereof as a precondition to or condition of issuance or maintenance of a marketing approval for any Potential Product; (iv) any license, approval, permit or authorization to conduct any clinical trial of or market any product or Potential Product of the Target has been, will be or may be suspended, revoked, modified or limited, except in the cases of clauses (i), (ii), (iii) and (iv) where such rejections, determinations, delays, requests, suspensions, revocations, modifications or limitations might not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(iii)  To the Target’s knowledge, the preclinical and clinical testing, application for marketing approval of, manufacture, distribution, promotion and sale of the products and Potential Products of the Target is in compliance, in all material respects, with all laws, rules and regulations applicable to such activities, including without limitation applicable good laboratory practices, good clinical practices and good manufacturing practices, except for such non-compliance as would not, individually or in the aggregate, have a Material Adverse Effect. The Target is not aware of any studies, tests or trial the results of which reasonably call into question the results of the tests and trials conducted by or on behalf of the Target. The Target has not received notice of adverse finding, warning letter or clinical hold notice from the FDA or any non-U.S. counterpart of any of the foregoing, or any untitled letter or other correspondence or notice from the FDA or any other governmental authority or agency or any institutional or ethical review board alleging or asserting noncompliance with any law, rule or regulation applicable in any jurisdiction, except notices, letters, and correspondences and non-U.S. counterparts thereof alleging or asserting such noncompliance as would not, individually or in the aggregate, have a Material Adverse Effect. The Target has not, either voluntarily or involuntarily, initiated, conducted or issued, or caused to be initiated, conducted or issued, any recall, field correction, market withdrawal or replacement, safety alert, warning, “dear doctor” letter, investigator notice, or other notice or action relating to an alleged or potential lack of safety or efficacy of any product or Potential Product of the Target, any alleged product defect of any product or Potential Product of the Target, or any violation of any material applicable law, rule, regulation or any clinical trial or marketing license, approval, permit or authorization for any product or potential product of the Target, and the Target is not aware of any facts or information that would cause it to initiate any such notice or action and has no knowledge or reason to believe that the FDA, the EMEA or any other governmental agency or authority or any institutional or ethical review board or other non-governmental authority intends to impose, require, request or suggest such notice or action.

(cc)  Cybersecurity. The Target and its Target Subsidiaries’ IT Systems are adequate for, and operate and perform in all material respects as required in connection with the operation of the business of the Target and its Target Subsidiaries as currently conducted, free and clear of all material bugs, errors, defects, Trojan horses, time bombs, malware and other corruptants that would reasonably be expected to have a Material Adverse Effect on the Target’s business. The Target and its Target Subsidiaries have implemented and maintained commercially reasonable physical, technical and administrative controls, policies, procedures, and safeguards to maintain and protect their material confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and data, including “Personal Data,” used in connection with their businesses. There have been no breaches, violations, outages or unauthorized uses of or accesses to same, except for those that have been remedied without material cost or liability or the duty to notify any other person or such, nor any incidents under internal review or investigations relating to the same except in each case, where such would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. The Target and its Target Subsidiaries are presently in compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Personal Data and to the protection of such IT Systems and Personal Data from unauthorized use, access, misappropriation or modification except in each case, where such would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(dd)  Compliance with Data Privacy Laws. The Target and its Target Subsidiaries are, and at all prior times were, in compliance with all applicable state and federal Privacy Laws except in each case, where such would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. To ensure compliance with the Privacy Laws, the Target and its Target Subsidiaries have in place, comply with, and take appropriate steps reasonably designed to ensure compliance in all material respects with their Policies. The Target and its Target Subsidiaries have at all times made all disclosures to users or customers required by applicable laws and regulatory rules or requirements, and none of such disclosures made or contained in any Policy have, to the knowledge of the Target, been inaccurate or in violation of any applicable laws and regulatory rules or requirements in any material respect. The Target further certifies that neither it nor any Target Subsidiary: (i) has received notice of any actual or potential liability under or relating to, or actual or potential violation of, any of the Privacy Laws, and has no knowledge of any event or condition that would reasonably be expected to result in any such notice; (ii) is currently conducting or paying for, in whole or in part, any investigation, remediation, or other corrective action pursuant to any Privacy Law; or (iii) is a party to any order, decree, or agreement that imposes any obligation or liability under any Privacy Law.

(ee)  Potential Products; FDA; EMEA.

(i)  The Target possesses all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct its business as currently conducted, including without limitation all such certificates, authorizations and permits required by the United States Food and Drug Administration (the “FDA”) or any other federal, state or foreign agencies or bodies engaged in the regulation of pharmaceuticals or biohazardous materials, except where the failure to so possess such certificates, authorizations and permits, individually or in the aggregate, would not result in a Material Adverse Effect. The Target has not received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect.

(ii)  The Target has not received any written notices or statements from the FDA, the European Medicines Agency (the “EMEA”) or any other governmental agency, and otherwise has no knowledge or reason to believe, that (i) any drug candidate of the Target (each a “Potential Product”) may or will be rejected or determined to be non-approvable; (ii) a delay in time for review and/or approval of a marketing authorization application or marketing approval application in any jurisdiction for any Potential Product is or may be required, requested or being implemented; (iii) one or more clinical studies for any Potential Product shall or may be requested or required in addition to the clinical studies submitted to the FDA prior to the date hereof as a precondition to or condition of issuance or maintenance of a marketing approval for any Potential Product; (iv) any license, approval, permit or authorization to conduct any clinical trial of or market any product or Potential Product of the Target has been, will be or may be suspended, revoked, modified or limited, except in the cases of clauses (i), (ii), (iii) and (iv) where such rejections, determinations, delays, requests, suspensions, revocations, modifications or limitations might not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(iii)  To the Target’s knowledge, the preclinical and clinical testing, application for marketing approval of, manufacture, distribution, promotion and sale of the products and Potential Products of the Target is in compliance, in all material respects, with all laws, rules and regulations applicable to such activities, including without limitation applicable good laboratory practices, good clinical practices and good manufacturing practices, except for such non-compliance as would not, individually or in the aggregate, have a Material Adverse Effect. The Target is not aware of any studies, tests or trial the results of which reasonably call into question the results of the tests and trials conducted by or on behalf of the Target. The Target has not received notice of adverse finding, warning letter or clinical hold notice from the FDA or any non-U.S. counterpart of any of the foregoing, or any untitled letter or other correspondence or notice from the FDA or any other governmental authority or agency or any institutional or ethical review board alleging or asserting noncompliance with any law, rule or regulation applicable in any jurisdiction, except notices, letters, and correspondences and non-U.S. counterparts thereof alleging or asserting such noncompliance as would not, individually or in the aggregate, have a Material Adverse Effect. The Target has not, either voluntarily or involuntarily, initiated, conducted or issued, or caused to be initiated, conducted or issued, any recall, field correction, market withdrawal or replacement, safety alert, warning, “dear doctor” letter, investigator notice, or other notice or action relating to an alleged or potential lack of safety or efficacy of any product or Potential Product of the Target, any alleged product defect of any product or Potential Product of the Target, or any violation of any material applicable law, rule, regulation or any clinical trial or marketing license, approval, permit or authorization for any product or potential product of the Target, and the Target is not aware of any facts or information that would cause it to initiate any such notice or action and has no knowledge or reason to believe that the FDA, the EMEA or any other governmental agency or authority or any institutional or ethical review board or other non-governmental authority intends to impose, require, request or suggest such notice or action.

(ff)  Disclosure. No statement made by the Target in this Agreement, any other Transaction Document or the exhibits and schedules attached hereto or in any certificate or schedule furnished or to be furnished by or on behalf of the Target to the Investors or any of their representatives in connection with the transactions contemplated hereby contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading. The due diligence materials previously provided by or on behalf of the Target to each Buyer (if any) (the “Due Diligence Materials”), have been prepared in a good faith effort by the Target to describe the Target’s present and proposed products, and projected growth of the Target and do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading, except that with respect to assumptions, projections and expressions of opinion or predictions contained in the Due Diligence Materials, the Target represents only that such assumptions, projections, expressions of opinion and predictions were made in good faith and that the Target believes there is a reasonable basis therefor. The Target acknowledges and agrees that no Buyer makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 2.

4.  COVENANTS.

(a)  Best Efforts. Each Buyer shall use its best efforts to timely satisfy each of the covenants hereunder and conditions to be satisfied by it as provided in Section 6 of this Agreement. Each BC Party shall use its best efforts to timely satisfy each of the covenants hereunder and conditions to be satisfied by it as provided in Section 7 of this Agreement.

(b)  Form D and Blue Sky. The Company shall file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to each Buyer promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to, qualify the Securities for sale to the Buyers at the Closing pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Buyers on or prior to the Closing Date. Without limiting any other obligation of the Company under this Agreement, the Company shall timely make all filings and reports relating to the offer and sale of the Securities required under all applicable securities laws (including, without limitation, all applicable federal securities laws and all applicable “Blue Sky” laws), and each BC Party shall comply with all applicable foreign, federal, state and local laws, statutes, rules, regulations and the like relating to the offering and sale of the Securities to the Buyers.

(c)  Reporting Status. Until the date on which the Buyers shall have sold all of the Registrable Securities (the “Reporting Period”), the Company shall timely file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would no longer require or otherwise permit such termination; provided, however, that the requirements of this sentence shall not apply following a Going Private Transaction (as defined in the Certificate of Designations) as long as and the Company has complied with the requirements of such Going Private Transactions in the Certificate of Designations and Warrant. From the time Form S-3 is available to the Company for the registration of the Registrable Securities, the Company shall take all actions necessary to maintain its eligibility to register the Registrable Securities for resale by the Buyers on Form S-3.

(d)  Use of Proceeds. The Company will use the proceeds from the sale of the Securities for general corporate purposes, but not, directly or indirectly, for (i) except as set forth on Schedule 4(d), the satisfaction of any indebtedness of the Company or any of its Subsidiaries, (ii) the redemption or repurchase of any securities of the Company or any of its Subsidiaries, or (iii) the settlement of any outstanding litigation.

(e)  Financial Information. The Company agrees to send the following to each Investor (as defined in the Registration Rights Agreement) during the Reporting Period (i) unless the following are filed with the SEC through EDGAR and are available to the public through the EDGAR system, within one (1) Business Day after the filing thereof with the SEC, a copy of its Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, any interim reports or any consolidated balance sheets, income statements, stockholders’ equity statements and/or cash flow statements for any period other than annual, any Current Reports on Form 8-K and any registration statements (other than on Form S-8) or amendments filed pursuant to the 1933 Act, (ii) unless the following are either filed with the SEC through EDGAR or are otherwise widely disseminated via a recognized news release service (such as PR Newswire), on the same day as the release thereof, e-mail copies of all press releases issued by the Company or any of its Subsidiaries and (iii) unless the following are filed with the SEC through EDGAR, copies of any notices and other information made available or given to the stockholders of the Company generally, contemporaneously with the making available or giving thereof to the stockholders.

(f)  Listing. The Company shall promptly secure the listing or designation for quotation (as the case may be) of all of the Registrable Securities upon each national securities exchange and automated quotation system, if any, upon which the Common Stock is then listed or designated for quotation (as the case may be) (subject to official notice of issuance) and shall maintain such listing or designation for quotation (as the case may be) of all Registrable Securities from time to time issuable under the terms of the Transaction Documents on such national securities exchange or automated quotation system. The Company shall maintain the Common Stock’s listing or authorization for quotation (as the case may be) on The New York Stock Exchange, the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market or the Nasdaq Global Select Market (each, an “Eligible Market”). Neither the Company nor any of its Subsidiaries shall take any action which could be reasonably expected to result in the delisting or suspension of the Common Stock on an Eligible Market. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 4(f).

(g)  Fees. The Company shall reimburse the lead Buyer a non-accountable amount of $90,000 for all costs and expenses incurred by it or its affiliates in connection with the structuring, documentation, negotiation and closing of the transactions contemplated by the Transaction Documents (including, without limitation, as applicable, all reasonable legal fees of outside counsel and disbursements of Kelley Drye & Warren LLP, counsel to the lead Buyer, any other reasonable fees and expenses in connection with the structuring, documentation, negotiation and closing of the transactions contemplated by the Transaction Documents and due diligence and regulatory filings in connection therewith) (the “Transaction Expenses”), which shall be withheld by the lead Buyer from its Purchase Price at the Closing. The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, transfer agent fees, DTC (as defined below) fees or broker’s commissions (other than for Persons engaged by any Buyer) relating to or arising out of the transactions contemplated hereby (including, without limitation, any fees or commissions payable to the Placement Agents, who are the Company’s only co-placement agents in connection with the transactions contemplated by this Agreement). The Company shall pay, and hold each Buyer harmless against, any liability, loss or expense (including, without limitation, reasonable attorneys’ fees and out-of-pocket expenses) arising in connection with any claim relating to any such payment. Except as otherwise set forth in the Transaction Documents, each party to this Agreement shall bear its own expenses in connection with the sale of the Securities to the Buyers.

(h)  Pledge of Securities. Notwithstanding anything to the contrary contained in this Agreement, the Company acknowledges and agrees that the Securities may be pledged by an Investor in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Securities. The pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Investor effecting a pledge of Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document, including, without limitation, Section 2(g) hereof, in connection with effecting such pledge; provided that an Investor and its pledgee shall be required to comply with the provisions of Section 2(g) hereof in order to effect a sale, transfer or assignment of Securities to such pledgee. The Company hereby agrees to execute and deliver such documentation as a pledgee of the Securities may reasonably request in connection with a pledge of the Securities to such pledgee by a Buyer.

(i)  Disclosure of Transactions and Other Material Information.

(i)  Disclosure of Transaction. The Company shall, on or before the Disclosure Deadline, issue a press release (the “Press Release”) reasonably acceptable to the Buyers disclosing all the material terms of the transactions contemplated by the Transaction Documents. On or before the Disclosure Deadline, the Company shall file a Current Report on Form 8-K describing all the material terms of the transactions contemplated by the Transaction Documents in the form required by the 1934 Act and attaching all the material Transaction Documents (including, without limitation, this Agreement (and all schedules to this Agreement), the form of the Warrants, the form of Certificate of Designations, the form of Lock-Up Agreements, and the form of the Registration Rights Agreement) (including all attachments, the “8-K Filing”). From and after the filing of the 8-K Filing, the Company shall have disclosed all material, non-public information (if any) provided to any of the Buyers by any BC Entity or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by the Transaction Documents. In addition, effective upon the filing of the 8-K Filing, each BC Party acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between any BC Entity or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and any of the Buyers or any of their affiliates, on the other hand, shall terminate.

(ii)  Limitations on Disclosure. No BC Party shall, and the BC Parties shall cause each BC Entity and each of its and their respective officers, directors, employees and agents not to, provide any Buyer with any material, non-public information regarding any BC Entity from and after the date hereof without the express prior written consent of such Buyer (which may be granted or withheld in such Buyer’s sole discretion). In the event of a breach of any of the foregoing covenants, including, without limitation, Section 4(o) of this Agreement, or any of the covenants or agreements contained in any other Transaction Document, by any BC Entity, or any of its or their respective officers, directors, employees and agents (as determined in the reasonable good faith judgment of such Buyer), in addition to any other remedy provided herein or in the Transaction Documents, such Buyer shall have the right to make a public disclosure, in the form of a press release, public advertisement or otherwise, of such breach or such material, non-public information, as applicable, without the prior approval by any BC Entity, or any of its or their respective officers, directors, employees or agents. No Buyer shall have any liability to any BC Entity, or any of its or their respective officers, directors, employees, affiliates, stockholders or agents, for any such disclosure. To the extent that any BC Entity delivers any material, non-public information to a Buyer without such Buyer’s consent, each BC Party hereby covenants and agrees that such Buyer shall not have any duty of confidentiality with respect to, or a duty not to trade on the basis of, such material, non-public information. Subject to the foregoing, neither the BC Entities nor any Buyer shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, the Company shall be entitled, without the prior approval of any Buyer, to make the Press Release and any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith and (ii) as is required by applicable law and regulations (provided that in the case of clause (i) each Buyer shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release). Without the prior written consent of the applicable Buyer (which may be granted or withheld in such Buyer’s sole discretion), except as otherwise required by law, the Company shall not (and shall cause each of its Subsidiaries and affiliates to not) disclose the name of such Buyer in any filing, announcement, release or otherwise. Notwithstanding anything contained in this Agreement to the contrary and without implication that the contrary would otherwise be true, each BC Party expressly acknowledges and agrees that no Buyer shall have (unless expressly agreed to by a particular Buyer after the date hereof in a written definitive and binding agreement executed by the applicable BC Party and such particular Buyer (it being understood and agreed that no Buyer may bind any other Buyer with respect thereto)), any duty of confidentiality with respect to, or a duty not to trade on the basis of, any material, non-public information regarding any BC Entity.

(j)  Additional Registration Statements. Until the Applicable Date (as defined below) and at any time thereafter while any Registration Statement is not effective or the prospectus contained therein is not available for use or any Current Public Information Failure (as defined in the Registration Rights Agreement) exists, the Company shall not file a registration statement or an offering statement under the 1933 Act relating to securities that are not the Registrable Securities (other than a Business Combination Registration Statement, a registration statement on Form S-8 or such supplements or amendments to registration statements that are outstanding and have been declared effective by the SEC as of the date hereof (solely to the extent necessary to keep such registration statements effective and available and not with respect to any Subsequent Placement)). “Applicable Date” means the earlier of (x) the first date on which the Registration Statement covering the resale of all of the Registrable Securities required to be covered thereby pursuant to the Registration Rights Agreement is declared effective by the SEC (the “Registration Statement Effective Date”) (and each prospectus contained therein is available for use on such date) or (y) the first date on which all of the Registrable Securities are eligible to be resold by the Buyers pursuant to Rule 144 (or, if a Current Public Information Failure has occurred and is continuing, such later date after which the Company has cured such Current Public Information Failure).

(k)  Additional Issuance of Securities. So long as any Buyer beneficially owns any Securities, the Company will not, without the prior written consent of the Required Holders, issue any Preferred Shares (other than to the Buyers as contemplated hereby), the Company shall not issue any other securities that would cause a breach or default under the Certificate of Designations or the Warrants. The Company agrees that for the period commencing on the date hereof and ending on the date immediately following the 90th Trading Day after the Applicable Date (provided that such period shall be extended by the number of calendar days during such period and any extension thereof contemplated by this proviso on which any Registration Statement is not effective or any prospectus contained therein is not available for use or any Current Public Information Failure exists) (the “Restricted Period”), neither the Company nor any of its Subsidiaries shall directly or indirectly issue, offer, sell, grant any option or right to purchase, or otherwise dispose of (or announce any issuance, offer, sale, grant of any option or right to purchase or other disposition of) any equity security or any equity-linked or related security (including, without limitation, any “equity security” (as that term is defined under Rule 405 promulgated under the 1933 Act), any Convertible Securities (as defined below), any debt, any preferred stock or any purchase rights) (any such issuance, offer, sale, grant, disposition or announcement (whether occurring during the Restricted Period or at any time thereafter) is referred to as a “Subsequent Placement”). Notwithstanding the foregoing, this Section 4(k) shall not apply in respect of the issuance of (i) shares of Common Stock or standard options to purchase Common Stock to directors, officers or employees of the Company in their capacity as such pursuant to an Approved Stock Plan (as defined below), provided that (1) all such issuances (taking into account the shares of Common Stock issuable upon exercise of such options) after the date hereof pursuant to this clause (i) do not, in the aggregate, exceed more than 5% of the Common Stock issued and outstanding immediately prior to the date hereof and (2) the exercise price of any such options is not lowered, none of such options are amended to increase the number of shares issuable thereunder and none of the terms or conditions of any such options are otherwise materially changed in any manner that adversely affects any of the Buyers; (ii) shares of Common Stock issued upon the conversion or exercise of Convertible Securities (other than standard options to purchase Common Stock issued pursuant to an Approved Stock Plan that are covered by clause (i) above) issued prior to the date hereof, provided that the conversion, exercise or other method of issuance (as the case may be) of any such Convertible Security is made solely pursuant to the conversion, exercise or other method of issuance (as the case may be) provisions of such Convertible Security that were in effect on the date immediately prior to the date of this Agreement, the conversion, exercise or issuance price of any such Convertible Securities (other than standard options to purchase Common Stock issued pursuant to an Approved Stock Plan that are covered by clause (i) above) is not lowered, none of such Convertible Securities (other than standard options to purchase Common Stock issued pursuant to an Approved Stock Plan that are covered by clause (i) above) are amended to increase the number of shares issuable thereunder and none of the terms or conditions of any such Convertible Securities (other than standard options to purchase Common Stock issued pursuant to an Approved Stock Plan that are covered by clause (i) above) are otherwise materially changed in any manner that adversely affects any of the Buyers; (iii) the Conversion Shares, (iv) the Warrant Preferred Shares, (v) the Warrant Common Shares, (vi) shares of Common Stock issued pursuant to a Permitted Equity Line, (vii) the securities to be issued in the Business Combination in accordance with the terms of the Merger Agreement, as in effect as of the date hereof (each of the foregoing in clauses (i) through (vii), collectively the “Excluded Securities”), and (viii) additional shares of Preferred Stock with gross cash proceeds not in excess of $20 million (the “Permitted Additional Preferred Shares”) and with terms and conditions no more favorable to such purchasers than as forth in the Transaction Documents. “Approved Stock Plan” means any employee benefit plan which has been approved by the board of directors of the Company prior to or subsequent to the date hereof pursuant to which shares of Common Stock and standard options to purchase Common Stock may be issued to any employee, officer or director for services provided to the Company in their capacity as such.

(l)  Reservation of Shares. So long as any of the Preferred Shares or Warrants remain outstanding, the Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, no less than the sum of (i) 150% of the maximum number of shares of Common Stock issuable upon conversion of all the Preferred Shares then outstanding (assuming for purposes hereof that (w) the Preferred Warrants have been exercised in full, (x) the Preferred Shares are convertible at the Alternate Conversion Price assuming an Alternate Conversion Date as of such applicable date of determination, and (y) any such conversion shall not take into account any limitations on the conversion of the Preferred Shares set forth in the Certificate of Designations), (ii) the maximum number of Warrant Common Shares issuable upon exercise of all the Common Warrants then outstanding (without regard to any limitations on the exercise of the Warrants set forth therein), and (iii) the maximum number of Warrant Preferred Shares initially issuable upon exercise of the Preferred Warrants (without taking into account any limitations on the exercise of the Preferred Warrants set forth therein) (collectively, the “Required Reserve Amount”); provided that at no time shall the number of shares of Common Stock reserved pursuant to this Section 4(l) be reduced other than proportionally in connection with any conversion, exercise and/or redemption, as applicable of Preferred Shares and Common Warrants. If at any time the number of shares of Common Stock authorized and reserved for issuance is not sufficient to meet the Required Reserve Amount, the Company will promptly take all corporate action necessary to authorize and reserve a sufficient number of shares, including, without limitation, calling a special meeting of stockholders to authorize additional shares to meet the Company’s obligations pursuant to the Transaction Documents, in the case of an insufficient number of authorized shares, obtain stockholder approval of an increase in such authorized number of shares, and voting the management shares of the Company in favor of an increase in the authorized shares of the Company to ensure that the number of authorized shares is sufficient to meet the Required Reserve Amount.

(m)  Conduct of Business. The business of the BC Entities shall not be conducted in violation of any law, ordinance or regulation of any Governmental Entity, except where such violations would not reasonably be expected to result, either individually or in the aggregate, in a Material Adverse Effect.

(n)  Other Preferred Shares; Variable Securities. So long as any Preferred Shares or Preferred Warrants remain outstanding, each of the BC Entities shall be prohibited from effecting or entering into an agreement to effect any Subsequent Placement involving a Variable Rate Transaction (other than a Permitted Equity Line (as defined below)). “Variable Rate Transaction” means a transaction in which any BC Entity (i) issues or sells any Convertible Securities either (A) at a conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the shares of Common Stock at any time after the initial issuance of such Convertible Securities, or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such Convertible Securities or upon the occurrence of specified or contingent events directly or indirectly related to the business of one or more BC Entities or the market for the Common Stock, other than pursuant to a customary “weighted average” anti-dilution provision or (ii) enters into any agreement (including, without limitation, an equity line of credit or an “at-the-market” offering) whereby one or more BC Entities may sell securities at a future determined price (other than standard and customary “preemptive” or “participation” rights). Each Buyer shall be entitled to obtain injunctive relief against any BC Entity to preclude any such issuance, which remedy shall be in addition to any right to collect damages. “Permitted Equity Line” means the Common Stock Purchase Agreement, by and between the Company and Keystone Capital Partners, LLC (or an affiliate thereof) (“Keystone”), substantially in the form attached as Exhibit E hereto (the “Common Stock Purchase Agreement”) and, following the termination or expiration of the Common Stock Purchase Agreement as a result of (i) the sale of shares of the maximum number of shares of Common Stock permitted to be sold thereunder, (ii) the expiration of the three-year term thereof or (iii) to the extent such termination is expressly permitted by the terms of the Common Stock Purchase Agreement, an equity line of credit or an “at-the-market” offering in replacement thereof.

(o)  Participation Right. At any time on or prior to the second (2nd) anniversary of the Closing Date, no BC Entity shall, directly or indirectly, effect any Subsequent Placement unless the Company shall have first complied with this Section 4(o). The Company acknowledges and agrees that the right set forth in this Section 4(o) is a right granted by the Company, separately, to the Lead Buyer (as defined below), any Buyer set forth on Schedule 4(o) hereto and any Buyer that purchases at least 2,000 Preferred Shares (each such Buyer, a “Major Buyer”).

(i)  At least five (5) Trading Days prior to any proposed or intended Subsequent Placement, the Company shall deliver to each Major Buyer a written notice (each such notice, a “Pre-Notice”), which Pre-Notice shall not contain any information (including, without limitation, material, non-public information) other than: (A) if the proposed Offer Notice (as defined below) constitutes or contains material, non-public information, a statement asking whether the Investor is willing to accept material non-public information or (B) if the proposed Offer Notice does not constitute or contain material, non-public information, (x) a statement that the Company proposes or intends to effect a Subsequent Placement, (y) a statement that the statement in clause (x) above does not constitute material, non-public information and (z) a statement informing such Major Buyer that it is entitled to receive an Offer Notice (as defined below) with respect to such Subsequent Placement upon its written request. Upon the written request of a Major Buyer within three (3) Trading Days after the Company’s delivery to such Major Buyer of such Pre-Notice, and only upon a written request by such Major Buyer, the Company shall promptly, but no later than one (1) Trading Day after such request, deliver to such Major Buyer an irrevocable written notice (the “Offer Notice”) of any proposed or intended issuance or sale or exchange (the “Offer”) of the securities being offered (the “Offered Securities”) in a Subsequent Placement, which Offer Notice shall (A) identify and describe the Offered Securities, (B) describe the price and other terms upon which they are to be issued, sold or exchanged, and the number or amount of the Offered Securities to be issued, sold or exchanged, (C) identify the Persons (if known) to which or with which the Offered Securities are to be offered, issued, sold or exchanged and (D) offer to issue and sell to or exchange with such Major Buyer in accordance with the terms of the Offer such Buyer’s pro rata portion of 100% of the Offered Securities, provided that the number of Offered Securities which such Major Buyer shall have the right to subscribe for under this Section 4(o) shall be (x) based on such Major Buyer’s pro rata portion of the aggregate number of the Preferred Shares purchased hereunder by all Buyers (the “Basic Amount”), and (y) with respect to each Major Buyer that elects to purchase its Basic Amount, any additional portion of the Offered Securities attributable to the Basic Amounts of other Major Buyers as such Major Buyer shall indicate it will purchase or acquire should the other Major Buyers subscribe for less than their Basic Amounts (the “Undersubscription Amount”), which process shall be repeated until each Major Buyer shall have an opportunity to subscribe for any remaining Undersubscription Amount.

(ii)  To accept an Offer, in whole or in part, such Major Buyer must deliver a written notice to the Company prior to the end of the fifth (5th) Business Day after such Major Buyer’s receipt of the Offer Notice (the “Offer Period”), setting forth the portion of such Major Buyer’s Basic Amount that such Major Buyer elects to purchase and, if such Major Buyer shall elect to purchase all of its Basic Amount, the Undersubscription Amount, if any, that such Major Buyer elects to purchase (in either case, the “Notice of Acceptance”). If the Basic Amounts subscribed for by all Major Buyers are less than the total of all of the Basic Amounts, then each Major Buyer who has set forth an Undersubscription Amount in its Notice of Acceptance shall be entitled to purchase, in addition to the Basic Amounts subscribed for, the Undersubscription Amount it has subscribed for; provided, however, if the Undersubscription Amounts subscribed for exceed the difference between the total of all the Basic Amounts and the Basic Amounts subscribed for (the “Available Undersubscription Amount”), each Major Buyer who has subscribed for any Undersubscription Amount shall be entitled to purchase only that portion of the Available Undersubscription Amount as the Basic Amount of such Major Buyer bears to the total Basic Amounts of all Major Buyers that have subscribed for Undersubscription Amounts, subject to rounding by the Company to the extent it deems reasonably necessary. Notwithstanding the foregoing, if the Company desires to modify or amend the terms and conditions of the Offer prior to the expiration of the Offer Period, the Company may deliver to each Major Buyer a new Offer Notice and the Offer Period shall expire on the fifth (5th) Business Day after such Major Buyer’s receipt of such new Offer Notice.

(iii)  The Company shall have five (5) Business Days from the expiration of the Offer Period above (A) to offer, issue, sell or exchange all or any part of such Offered Securities as to which a Notice of Acceptance has not been given by a Major Buyer (the “Refused Securities”) pursuant to a definitive agreement(s) (the “Subsequent Placement Agreement”), but only to the offerees described in the Offer Notice (if so described therein) and only upon terms and conditions (including, without limitation, unit prices and interest rates) that are not more favorable to the acquiring Person or Persons or less favorable to the Company than those set forth in the Offer Notice and (B) to publicly announce (x) the execution of such Subsequent Placement Agreement, and (y) either (I) the consummation of the transactions contemplated by such Subsequent Placement Agreement or (II) the termination of such Subsequent Placement Agreement, which shall be filed with the SEC on a Current Report on Form 8-K with such Subsequent Placement Agreement and any documents contemplated therein filed as exhibits thereto.

(iv)  In the event the Company shall propose to sell less than all the Refused Securities (any such sale to be in the manner and on the terms specified in Section 4(o)(iii) above), then each Major Buyer may, at its sole option and in its sole discretion, withdraw its Notice of Acceptance or reduce the number or amount of the Offered Securities specified in its Notice of Acceptance to an amount that shall be not less than the number or amount of the Offered Securities that such Major Buyer elected to purchase pursuant to Section 4(o)(ii) above multiplied by a fraction, (i) the numerator of which shall be the number or amount of Offered Securities the Company actually proposes to issue, sell or exchange (including Offered Securities to be issued or sold to Major Buyers pursuant to this Section 4(o) prior to such reduction) and (ii) the denominator of which shall be the original amount of the Offered Securities. In the event that any Major Buyer so elects to reduce the number or amount of Offered Securities specified in its Notice of Acceptance, the Company may not issue, sell or exchange more than the reduced number or amount of the Offered Securities unless and until such securities have again been offered to the Major Buyers in accordance with Section 4(o)(i) above.

(v)  Upon the closing of the issuance, sale or exchange of all or less than all of the Refused Securities, such Major Buyer shall acquire from the Company, and the Company shall issue to such Major Buyer, the number or amount of Offered Securities specified in its Notice of Acceptance, as reduced pursuant to Section 4(o)(iv) above if such Major Buyer has so elected, upon the terms and conditions specified in the Offer. The purchase by such Major Buyer of any Offered Securities is subject in all cases to the preparation, execution and delivery by the Company and such Major Buyer of a separate purchase agreement relating to such Offered Securities reasonably satisfactory in form and substance to such Major Buyer and its counsel.

(vi)  Any Offered Securities not acquired by a Major Buyer or other Persons in accordance with this Section 4(o) may not be issued, sold or exchanged until they are again offered to such Major Buyer under the procedures specified in this Agreement.

(vii)  The Company and each Major Buyer agree that if any Major Buyer elects to participate in the Offer, (x) neither the Subsequent Placement Agreement with respect to such Offer nor any other transaction documents related thereto (collectively, the “Subsequent Placement Documents”) shall include any term or provision whereby such Major Buyer shall be required to agree to any restrictions on trading as to any securities of the Company or be required to consent to any amendment to or termination of, or grant any waiver, release or the like under or in connection with, any agreement previously entered into with the Company or any instrument received from the Company, and (y) any registration rights set forth in such Subsequent Placement Documents shall be similar in all material respects to the registration rights contained in the Registration Rights Agreement.

(viii)  Notwithstanding anything to the contrary in this Section 4(o) and unless otherwise agreed to by such Major Buyer, the Company shall either confirm in writing to such Major Buyer that the transaction with respect to the Subsequent Placement has been abandoned or shall publicly disclose its intention to issue the Offered Securities, in either case, in such a manner such that such Major Buyer will not be in possession of any material, non-public information, by the fifth (5th) Business Day following delivery of the Offer Notice. If by such fifth (5th) Business Day, no public disclosure regarding a transaction with respect to the Offered Securities has been made, and no notice regarding the abandonment of such transaction has been received by such Major Buyer, such transaction shall be deemed to have been abandoned and such Major Buyer shall not be in possession of any material, non-public information with respect to the Company or any of its Subsidiaries. Should the Company decide to pursue such transaction with respect to the Offered Securities, the Company shall provide such Major Buyer with another Offer Notice and such Major Buyer will again have the right of participation set forth in this Section 4(o). The Company shall not be permitted to deliver more than one such Offer Notice to such Major Buyer in any sixty (60) day period, except as expressly contemplated by the last sentence of Section 4(o)(ii).

(ix)  The restrictions contained in this Section 4(o) shall not apply in connection with the issuance of any Excluded Securities. The Company shall not circumvent the provisions of this Section 4(o) by providing terms or conditions to one Major Buyer that are not provided to all.

(p)  Dilutive Issuances. For so long as any Preferred Shares or Warrants remain outstanding, the Company shall not, in any manner, enter into or affect any Dilutive Issuance (as defined in the Certificate of Designations) if the effect of such Dilutive Issuance is to cause the Company to be required to issue upon conversion of any Preferred Shares or exercise of any Warrant any shares of Common Stock in excess of that number of shares of Common Stock which the Company may issue upon conversion of the Preferred Shares and exercise of the Warrants without breaching the Company’s obligations under the rules or regulations of the Principal Market.

(q)  Passive Foreign Investment Company. The Company shall conduct its business, and shall cause its Subsidiaries to conduct their respective businesses, in such a manner as will ensure that the Company will not be deemed to constitute a passive foreign investment company within the meaning of Section 1297 of the Code.

(r)  Restriction on Redemption and Cash Dividends. So long as any Preferred Shares or Preferred Warrants are outstanding, the Company shall not, directly or indirectly, redeem, or declare or pay any cash dividend or distribution on, any securities of the Company without the prior express written consent of the Buyers (other than as required by the Certificate of Designations).

(s)  Corporate Existence. So long as any Buyer beneficially owns any Preferred Shares or Warrants, the Company shall not be party to any Fundamental Transaction (as defined in the Certificate of Designations) unless the Company is in compliance with the applicable provisions governing Fundamental Transactions set forth in the Certificate of Designations and the Warrants.

(t)  Stock Splits. Until the Preferred Shares and the Preferred Warrants are no longer outstanding, the Company shall not effect any stock combination, reverse stock split or other similar transaction (or make any public announcement or disclosure with respect to any of the foregoing) without the prior written consent of the Required Holders (as defined below); provided, however, that the Company may effect one (1) stock combination, reverse stock split or other similar transaction as necessary to comply with the requirements of the Principal Market without the prior written consent of the Required Holders.

(u)  Conversion and Exercise Procedures. Each of the form of Exercise Notice (as defined in the Common Warrants) included in the Common Warrants, the form of Exercise Notice (as defined in the Preferred Warrants) included in the Preferred Warrants, and the form of Conversion Notice (as defined in the Certificate of Designations) included in the Certificate of Designations set forth the totality of the procedures required of the Buyers in order to exercise the Warrants or convert the Preferred Shares. Except as provided in Section 5(d), no additional legal opinion, other information or instructions shall be required of the Buyers to exercise their Warrants or convert their Preferred Shares. The Company shall honor exercises of the Warrants and conversions of the Preferred Shares and shall deliver the Conversion Shares, Warrant Preferred Shares and Warrant Common Shares in accordance with the terms, conditions and time periods set forth in the Certificate of Designations and Warrants, respectively. Without limiting the preceding sentences, no ink-original Conversion Notice or Exercise Notice shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Conversion Notice or Exercise Notice form be required in order to convert the Preferred Shares or exercise the Warrants.

(v)  Regulation M. The Company will not take any action prohibited by Regulation M under the 1934 Act, in connection with the distribution of the Securities contemplated hereby.

(w)  General Solicitation. None of the Company, any of its affiliates (as defined in Rule 501(b) under the 1933 Act) or any person acting on behalf of the Company or such affiliate will solicit any offer to buy or offer or sell the Securities by means of any form of general solicitation or general advertising within the meaning of Regulation D, including: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium or broadcast over television or radio; and (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

(x)  Integration. None of the Company, any of its affiliates (as defined in Rule 501(b) under the 1933 Act), or any person acting on behalf of the Company or such affiliate will sell, offer for sale, or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the 1933 Act) which will be integrated with the sale of the Securities in a manner which would require the registration of the Securities under the 1933 Act or require stockholder approval under the rules and regulations of the Principal Market and the Company will take all action that is appropriate or necessary to assure that its offerings of other securities will not be integrated for purposes of the 1933 Act or the rules and regulations of the Principal Market, with the issuance of Securities contemplated hereby.

(y)  Notice of Disqualification Events. The Company will notify the Buyers in writing, prior to the Closing Date of (i) any Disqualification Event relating to any Issuer Covered Person and (ii) any event that would, with the passage of time, become a Disqualification Event relating to any Issuer Covered Person.

(z)  Stockholder Approval. The Company shall either (x) if the Company shall have obtained the prior written consent of the requisite stockholders (the “Stockholder Consent”) to obtain the Stockholder Approval (as defined below), inform the stockholders of the Company of the receipt of the Stockholder Consent by preparing and filing with the SEC, as promptly as practicable after the date hereof, but prior to the sixtieth (60th) calendar day after the Closing Date (or, if such filing is delayed by a court or regulatory agency, in no event later than ninety (90) calendar days after the Closing), an information statement with respect thereto or (y) provide each stockholder entitled to vote at a special meeting of stockholders of the Company (the “Stockholder Meeting”), which shall be promptly called and held not later than the ninetieth (90th) calendar day after the Closing Date (the “Stockholder Meeting Deadline”), a proxy statement, in each case, in a form reasonably acceptable to the Buyers and Kelley Drye & Warren LLP, at the expense of the Company, with the Company obligated to reimburse the expenses of Kelley Drye & Warren LLP incurred in connection therewith in an amount not exceed $5,000. The proxy statement, if any, shall solicit each of the Company’s stockholder’s affirmative vote at the Stockholder Meeting for approval of resolutions (“Stockholder Resolutions”) providing for the approval of the issuance of all of the Securities in compliance with the rules and regulations of the Principal Market (without regard to any limitations on conversion or exercise set forth in the Preferred Shares or Warrants, respectively)(such affirmative approval being referred to herein as the “Stockholder Approval”, and the date such Stockholder Approval is obtained, the “Stockholder Approval Date”), and the Company shall use its reasonable best efforts to solicit its stockholders’ approval of such resolutions and to cause the Board of Directors of the Company to recommend to the stockholders that they approve such resolutions. The Company shall be obligated to seek to obtain the Stockholder Approval by the Stockholder Meeting Deadline. If, despite the Company’s reasonable best efforts the Stockholder Approval is not obtained on or prior to the Stockholder Meeting Deadline, the Company shall cause an additional Stockholder Meeting to be held on or prior to the one hundred and sixtieth (160th) calendar day after the Closing Date. If, despite the Company’s reasonable best efforts the Stockholder Approval is not obtained after such subsequent stockholder meetings, the Company shall cause an additional Stockholder Meeting to be held semi-annually thereafter until such Stockholder Approval is obtained. Notwithstanding the foregoing, if such Stockholder Meeting Deadline falls on a day that is not a Trading Day, then the Stockholder Meeting Deadline shall be the next succeeding Trading Day.

(aa)  No Waiver of Lock-Up Agreement. Neither Company, nor the Target, shall amend, waive, modify or fail to use best efforts to enforce any provision of the Lock-Up Agreement. For the avoidance of doubt, no Buyer shall be a third party beneficiary of any Lock-Up Agreement.

(bb)  Business Combination Agreement Covenants. Until the Closing Date, the Company hereby covenants to each Buyer such covenants set forth in the Merger Agreement as if such covenants were incorporated by reference into this Agreement, mutatis mutandis.

(cc)  Closing Documents. On or prior to fourteen (14) calendar days after the Closing Date, the Company agrees to deliver, or cause to be delivered, to each Buyer and Kelley Drye & Warren LLP a complete closing set of the executed Transaction Documents, Securities and any other document required to be delivered to any party pursuant to Section 7 hereof or otherwise.

5.  REGISTER; TRANSFER AGENT INSTRUCTIONS; LEGEND.

(a)  Register. The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to each holder of Securities), a register for the Preferred Shares and the Warrants in which the Company shall record the name and address of the Person in whose name the Preferred Shares and the Warrants have been issued (including the name and address of each transferee), the aggregate number of Preferred Shares held by such Person, the number of Conversion Shares issuable pursuant to the terms of the Preferred Shares, the aggregate number of Warrant Preferred Shares issuable upon exercise of the Preferred Warrants held by such Person, and the aggregate number of Warrant Common Shares issuable upon exercise of the Common Warrants held by such Person. The Company shall keep the register open and available at all times during business hours for inspection of any Buyer or its legal representatives.

(b) Transfer Agent Instructions; Removal of Legends. The Company shall issue irrevocable instructions to its transfer agent and any subsequent transfer agent (as applicable, the “Transfer Agent”) in a form reasonably acceptable to the Company and each of the Major Buyers (the “Irrevocable Transfer Agent Instructions”) to issue certificates or credit shares, registered in the name of a respective Buyer or its respective nominee(s), for the Conversion Shares and the Warrant Common Shares issued from time to time to such Buyer by the Company upon conversion of the Preferred Shares in accordance with the applicable requirements of the Certificate of Designation or the exercise of the Common Warrants in accordance with the applicable requirements of the Common Warrants. Upon issuance pursuant to this Agreement, the Certificate of Designations or the Common Warrants (as the case may be), the Securities purchased or acquired by a Buyer in accordance with this Agreement shall constitute “restricted securities” as such term is defined in Rule 144(a)(3) under the 1933 Act and the certificate or book-entry statement representing such Conversion Shares and/or Warrant Common Shares (as the case may be) shall bear the restrictive legend set forth in Section 5(c). If a Buyer has resold Conversion Shares or Warrant Common Shares (as the case may be) in a manner described under the caption “Plan of Distribution” in a then-effective and available Registration Statement or pursuant to Rule 144 or other available exemption from registration under the 1933 Act, such Buyer shall concurrently (a) send a confirmation to the Company and the Transfer Agent setting forth the number of such Conversion Shares or Warrant Common Shares (as the case may be) that have been so resold and the date of such resales (such confirmation, the “Transfer Agent Confirmation”) and (b) deliver to the Company, the Transfer Agent and counsel to the Company a customary seller’s representation letter and, if requested by the Transfer Agent, a customary broker’s representation letter confirming the resale of such Conversion Shares or Warrant Common Shares (as the case may be) in the manner described above, together with any other documentation reasonably required by the Transfer Agent and/or the Depository Trust Company (“DTC”) and, if applicable and requested by the Company, a legal opinion of Buyer’s counsel that the sale of such Conversion Shares or Warrant Common Shares (as the case may be) did not require registration under the 1933 Act, in a form and substance reasonably satisfactory to the Company and its counsel (the “Resale Deliverables”). The Company and each Buyer hereby acknowledge that, if and when such Buyer has (i) resold Conversion Shares or Warrant Common Shares (as the case may be) in a manner described under the caption “Plan of Distribution” in the Registration Statement or pursuant to Rule 144 or other available exemption from registration under the 1933 Act and (ii) delivered the Resale Deliverables, the Company shall instruct the Transfer Agent to cause such shares to be credited to the applicable balance accounts at DTC as designated by such Buyer for the transferee who purchased such Conversion Shares or Warrant Common Shares (as the case may be) from such Buyer (each, a “Transferee”). Upon the written request by a Buyer to the Company if, at the time of such request, such Buyer (i) is not, and has not been during the preceding three (3) months, an affiliate of the Company, (ii) has held the portion of the Conversion Shares and/or Warrant Common Shares (as the case may be) subject to such request for at least one (1) year as determined in accordance with Rule 144, (iii) all of the other requirements of Rule 144 are satisfied, and (iv) concurrently with such request, delivers to the Company, its counsel and the Transfer Agent a written certification that the requirements set forth in the foregoing clauses (i) through (iii) are accurate, the Company shall, no later than one (1) Business Day following the delivery by such Buyer to the Transfer Agent of one or more legended certificates or book-entry statements representing such Conversion Shares or Warrant Common Shares (as the case may be) issued to such Buyer together with such other documentation from such Buyer and its designated broker as the Transfer Agent or the Company deems necessary and appropriate, authorize the Transfer Agent to remove the 1933 Act restrictive legend (and any stop transfer instructions placed against transfer of any such Conversion Shares or Warrant Common Shares (as the case may be)) affixed to the portion of such Conversion Shares or Warrant Common Shares (as the case may be)for which all conditions to such Buyer’s ability to resell under Rule 144 have then been satisfied. At the time the Company authorizes the removal of the 1933 Act restrictive legend (and any stop transfer instructions placed against transfer of any such Conversion Shares or Warrant Common Shares (as the case may be)) pursuant to this Section 5(b), the Company shall also use its commercially reasonable efforts, at its sole expense, to cause its counsel to issue to the Transfer Agent a legal opinion or direction letter instructing the Transfer Agent that it is authorized to remove the 1933 Act restrictive legend affixed to such Conversion Shares or Warrant Common Shares (as the case may be as contemplated by this Section 5(b) (which legal opinion or direction letter may be delivered to the Transfer Agent in advance setting forth the conditions to the removal of such legends). The Company shall be responsible for the fees of its Transfer Agent and any DTC fees associated with such issuance. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to a Buyer. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5(b) will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 5(b), that a Buyer shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required. Any fees (with respect to the transfer agent, counsel to the Company or otherwise) associated with the issuance of such opinion or the removal of any legends on any of the Securities shall be borne by the Company.

(c)  Legends. Each Buyer understands that the Securities have been issued (or will be issued in the case of the Conversion Shares, the Warrant Preferred Shares and the Warrant Common Shares) pursuant to an exemption from registration or qualification under the 1933 Act and applicable state securities laws, and except as set forth below, the Securities shall bear any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

[NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE [CONVERTIBLE] [EXERCISABLE] HAVE BEEN][THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN] REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED EXCEPT AS PERMITTED UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS(PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM). NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

(d)  Failure to Timely Deliver; Buy-In. The date by which a certificate representing the Conversion Shares or Warrant Common Shares (as the case may be) is required to be delivered to such Buyer or a credit representing the shares of Common Stock is required to be made to the balance accounts designated by the selling Buyer for its Transferee with DTC pursuant to this Agreement is referred to herein as the “Required Delivery Date,” and the date such Conversion Shares or Warrant Common Shares (as the case may be) are actually delivered without restrictive legend to such Buyer or such Buyer’s designee with DTC, as applicable, the “Share Delivery Date.” (I) If the Company fails, for any reason or for no reason, to issue and deliver (or cause to be delivered) by the Required Delivery Date, either (x) a certificate for the number of Conversion Shares or Warrant Common Shares (as the case may be) to a Buyer (or its permitted designee), and to which such Buyer is entitled and register such Conversion Shares or Warrant Common Shares (as the case may be) on the Company’s share register, or(y) if such Buyer has resold Conversion Shares or Warrant Common Shares (as the case may be) in a manner described under the caption “Plan of Distribution” in a then-effective and available Registration Statement or pursuant to Rule 144 or other available exemption from registration under the 1933 Act, to credit the balance accounts designated by the selling Buyer for its Transferee with DTC for such number of Conversion Shares or Warrant Common Shares (as the case may be) submitted for legend removal by such Buyer pursuant to Section 5(b) above (the event described in the immediately foregoing clause (I), a “Delivery Failure”); or (II) if the Registration Statement covering the resale of the Conversion Shares or Warrant Common Shares (as the case may be) is not available for the resale of such Conversion Shares or Warrant Common Shares (as the case may be) and the Company fails to promptly, but in no event later than as required pursuant to the Registration Rights Agreement, so notify such Buyer (the event described in the immediately foregoing clause (II), a “Notice Failure”); and (III) if on or after the date of such Delivery Failure or Notice Failure, as applicable, such Buyer acquires (in an open market transaction, stock loan or otherwise) shares of Common Stock to deliver in satisfaction of a sale by such Buyer of shares of Common Stock submitted for legend removal by such Buyer pursuant to Section 5(b) above that such Buyer is entitled to receive from the Company (a “Buy-In”), then the Company shall, within two (2) Trading Days after such Buyer’s request and in such Buyer’s discretion, either (i) pay cash to such Buyer in an amount equal to such Buyer’s total purchase price (including brokerage commissions, stock loans and other out-of-pocket expenses, if any) for the shares of Common Stock so acquired (including, without limitation, by any other Person in respect, or on behalf, of the Holder) (the “Buy-In Price”), at which point the Company’s obligation to so deliver such certificate or credit such Buyer’s balance account shall terminate and such shares shall be cancelled, or (ii) promptly honor its obligation to so deliver to such Buyer a certificate or certificates or credit the balance account designated by such Buyer for its Transferee with DTC representing such number of shares of Common Stock that would have been so delivered if the Company timely complied with its obligations hereunder and pay cash to such Buyer in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Conversion Shares or Warrant Common Shares (as the case may be) that the Company was required to deliver to such Buyer by the Required Delivery Date multiplied by (B) the lowest Closing Sale Price (as defined in the Common Warrants) of the Common Stock on any Trading Day during the period commencing on the date of the delivery by such Buyer to the Company of the applicable Conversion Shares or Warrant Common Shares (as the case may be) and ending on the date of such delivery and payment under this clause (ii). In addition to the foregoing, if the Holder is a Major Buyer, and on or prior to the Required Delivery Date either (I) the Company shall fail to issue and deliver a certificate to a Major Buyer and register such shares of Common Stock on the Company’s share register or, the Transfer Agent shall fail to credit the balance account designated by such Major Buyer for its Transferee with DTC for the number of shares of Common Stock to which such Major Buyer submitted for legend removal by such Major Buyer pursuant to Section 5(b) or (II) a Notice Failure occurs, then, in addition to all other remedies available to such Buyer, the Company shall pay in cash to such Buyer on each day after the Share Delivery Date and during such Delivery Failure an amount equal to 1% of the product of (A) the sum of the number of shares of Common Stock not issued to such Major Buyer on or prior to the Required Delivery Date and to which such Major Buyer is entitled, multiplied by (B) any trading price of the Common Stock selected by such Major Buyer in writing as in effect at any time during the period beginning on the delivery by such Major Buyer to the Company of the applicable Conversion Notice or Warrant Notice (as the case may be) and ending on the applicable Share Delivery Date. Nothing shall limit such Buyer’s right to pursue any other remedies available to it hereunder, at law or in equity, including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Common Stock (or to electronically deliver such shares of Common Stock) as required pursuant to the terms hereof. Notwithstanding anything herein to the contrary, with respect to any given Notice Failure and/or Delivery Failure, this Section 5(d) shall not apply to the applicable Buyer the extent the Company has already paid such amounts in full to such Buyer with respect to such Notice Failure and/or Delivery Failure, as applicable, pursuant to the analogous sections of the Certificate of Designations or Common Warrants, as applicable, with respect to the Preferred Shares or Common Warrants, as applicable, then held by such Buyer.

(e)  FAST Compliance. While any Common Warrants remain outstanding, the Company shall maintain a transfer agent that participates in FAST.

6.  CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL.

(a)  The obligation of the Company hereunder to issue and sell the Initial Preferred Shares, the Preferred Warrants, and the Common Warrants to each Buyer at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing each Buyer with prior written notice thereof:

(i) Such Buyer shall have executed each of the other Transaction Documents to which it is a party and delivered the same to the Company.

(ii)  Such Buyer and each other Buyer shall have delivered to the Company the Purchase Price (less, in the case of any Buyer, the amounts withheld pursuant to Section 4(g) and/or cancellation of such aggregate outstanding principal and accrued interest on such Purchase Price Cancellation Notes) for the Initial Preferred Shares, the Preferred Warrant, and the Common Warrants being purchased by such Buyer at the Closing by wire transfer of immediately available funds in accordance with the Flow of Funds Letter.

(iii)  The representations and warranties of such Buyer shall be true and correct in all material respects as of the date when made and as of the Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date), and such Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Buyer at or prior to the Closing Date.

(iv)  Buyers with an aggregate Purchase Price of at least $2 million shall have executed this Agreement (and/or a joinder to this Agreement, duly authorized by a written agreement of the Company and the Required Holders).

7.  CONDITIONS TO EACH BUYER’S OBLIGATION TO PURCHASE.

(a)  The obligation of each Buyer hereunder to purchase its Initial Preferred Shares and its related Common Warrants and Preferred Warrants at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for each Buyer’s sole benefit and may be waived by such Buyer at any time in its sole discretion by providing the Company with prior written notice thereof:

(i) The Company shall have duly executed and delivered to such Buyer each of the Transaction Documents to which it is a party and the Company shall have duly executed and delivered to such Buyer (A) such aggregate number of Initial Preferred Shares as set forth across from such Buyer’s name in column (3) of the Schedule of Buyers, (B) Common Warrants initially exercisable for such aggregate number of Warrant Common Shares as is set forth across from such Buyer’s name in column (4) of the Schedule of Buyers, and (C) Preferred Warrants initially exercisable for such aggregate number of Warrant Preferred Shares as is set forth across from such Buyer’s name in column (5) of the Schedule of Buyers in each case, as being purchased by such Buyer at the Closing pursuant to this Agreement.

(ii)  Such Buyer shall have received the opinion of Goodwin Procter LLP, the Company’s counsel, dated as of the Closing Date, in the form reasonably acceptable to such Buyer.

(iii)  The Company shall have delivered to such Buyer a copy of the Irrevocable Transfer Agent Instructions, which instructions shall have been delivered to and acknowledged in writing by the Company’s transfer agent.

(iv)  The Company shall have delivered to such Buyer a certificate evidencing the formation and good standing of the Company in its jurisdiction of formation issued by the Secretary of State (or comparable office) of such jurisdiction of formation as of a date within ten (10) days of the Closing Date.

(v)  The Company shall have delivered to such Buyer a certificate evidencing the Target’s qualification as a foreign corporation and good standing issued by the Secretary of State (or comparable office) of each jurisdiction in which the Company conducts business and is required to so qualify, as of a date within ten (10) days of the Closing Date.

(vi)  The Company shall have delivered to such Buyer a certified copy of the Certificate of Incorporation and the Certificate of Designations as certified by the Delaware Secretary of State within ten (10) days of the Closing Date.

(vii)  The Company shall have delivered to such Buyer a certificate, in the form acceptable to such Buyer, executed by the Secretary of the Company and dated as of the Closing Date, as to (i) the resolutions consistent with Section 3(b) as adopted by the Company’s board of directors in a form reasonably acceptable to such Buyer, (ii) the Certificate of Incorporation of the Company and (iii) the Bylaws of the Company, each as in effect at the Closing.

(viii)  Each and every representation and warranty of the Company shall be true and correct as of the date when made and as of the Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date) and the Company shall have performed, satisfied and complied in all respects with the covenants, agreements and conditions required to be performed, satisfied or complied with by the Company at or prior to the Closing Date. Such Buyer shall have received a certificate, duly executed by the Chief Executive Officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Buyer in the form acceptable to such Buyer.

(ix)  The Company shall have delivered to such Buyer a letter from the Company’s transfer agent certifying the number of shares of Common Stock outstanding on the Closing Date immediately prior to the Closing.

(x)  The Common Stock (A) shall be designated for quotation or listed (as applicable) on the Principal Market and (B) shall not have been suspended, as of the Closing Date, by the SEC or the Principal Market from trading on the Principal Market nor shall suspension by the SEC or the Principal Market have been threatened, as of the Closing Date, either (I) in writing by the SEC or the Principal Market or (II) by falling below the minimum maintenance requirements of the Principal Market.

(xi)  The Company shall have obtained all governmental, regulatory or third party consents and approvals, if any, necessary for the sale of the Securities, including without limitation, those required by the Principal Market, if any.

(xii)  No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or Governmental Entity of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

(xiii)  Since the date of execution of this Agreement, no event or series of events shall have occurred that reasonably would have or result in a Material Adverse Effect; provided, however, that the definition of “Material Adverse Effect” for the purpose of this clause (xii), will not include any change or effect that results from (A) changes in law or interpretations thereof, or regulatory policy or interpretation, by any Governmental Entity so long as such change does not have a disproportionate effect on the Company, (B) changes in applicable accounting rules or principles, including changes in GAAP, so long as such change does not have a disproportionate effect on the Company, (C) changes in general economic conditions, and events or conditions generally affecting the industries in which the Company operates, so long as such change does not have a disproportionate effect on the Company, or (D) national or international hostilities, acts of terror or acts of war.

(xiv)  The Company shall have obtained approval of the Principal Market to list or designate for quotation (as the case may be) the Conversion Shares, the Warrant Preferred Shares and the Warrant Common Shares.

(xv)  All of the covenants, agreements and conditions required to be performed, satisfied or complied with in order for the Business Combination Closing to occur shall have been performed, satisfied and complied with (or waived) prior to the Closing Date.

(xvi)  The Company shall have duly executed and delivered to each Buyer the Common Stock Purchase Agreement.

(xvii)  The Target and the SPAC shall have delivered to such Buyer, investor rights and lock-up agreements, in the form of Exhibit F hereof (each, a “Lock-Up Agreement”), duly executed and delivered by such stockholders of the Target and/or the Company, as applicable, as listed on Schedule 7(aa) attached hereto (the “Lock-Up Stockholders”), pursuant to which the Lock-Up Stockholders shall have agreed not to directly, or indirectly, sell any securities of the Company (including, without limitation, any securities issued pursuant to the Business Combination Registration Statement), until the six (6) month anniversary of the Effective Date (as defined in the Registration Rights Agreement) of the initial Registration Statement required to be filed pursuant to the Registration Rights Agreement.

(xviii)  Each and every representation and warranty of the Target in any Transaction Document shall be true and correct as of the date when made and as of the Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date) and the Target shall have performed, satisfied and complied in all respects with the covenants, agreements and conditions required to be performed, satisfied or complied with by the Target at or prior to the Closing Date. Such Buyer shall have received a certificate, duly executed by the Chief Executive Officer of the Target, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Buyer in the form acceptable to such Buyer (the “Target Officer’s Certificate”).

(xix)  Such Buyer shall have received a letter on the letterhead of the Company, duly executed by the Chief Executive Officer of the Company, setting forth the wire amounts of each Buyer and the wire transfer instructions of the Company (the “Flow of Funds Letter”).

(xx)  Buyers with an aggregate Purchase Price of at least $2 million shall have executed this Agreement (and/or a joinder to this Agreement, duly authorized by a written agreement of the Company and the Required Holders).

(xxi)  The Permitted Equity Line shall have been duly executed and delivered.

(xxii)  The Company and its Subsidiaries shall have delivered to such Buyer such other documents, instruments or certificates relating to the transactions contemplated by this Agreement as such Buyer or its counsel may reasonably request.

8.  TERMINATION.

In the event that the Closing shall not have occurred with respect to a Buyer on or prior to April 8, 2024, then such Buyer shall have the right to terminate its obligations under this Agreement with respect to itself at any time on or after the close of business on such date without liability of such Buyer to any other party; provided, however, (i) the right to terminate this Agreement under this Section 8 shall not be available to such Buyer if the failure of the transactions contemplated by this Agreement to have been consummated by such date is the result of such Buyer’s breach of this Agreement and (ii) the abandonment of the sale and purchase of the Initial Preferred Shares, the Preferred Warrants and the Common Warrants shall be applicable only to such Buyer providing such written notice, provided further that no such termination shall affect any obligation of the Company under this Agreement to reimburse such Buyer for the expenses described in Section 4(g) above. Nothing contained in this Section 8 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or the other Transaction Documents or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement or the other Transaction Documents.

9.  MISCELLANEOUS.

(a)  Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each of the BC Parties hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or under any of the other Transaction Documents or with any transaction contemplated hereby or thereby, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Nothing contained herein shall be deemed or operate to preclude any Buyer from bringing suit or taking other legal action against any BC Party in any other jurisdiction to collect on any BC Party’s obligations to such Buyer or to enforce a judgment or other court ruling in favor of such Buyer. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR UNDER ANY OTHER TRANSACTION DOCUMENT OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY.

(b)  Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

(c)  Headings; Gender. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular and plural forms thereof. The terms “including,” “includes,” “include” and words of like import shall be construed broadly as if followed by the words “without limitation.” The terms “herein,” “hereunder,” “hereof” and words of like import refer to this entire Agreement instead of just the provision in which they are found.

(d)  Severability; Maximum Payment Amounts. If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s). Notwithstanding anything to the contrary contained in this Agreement or any other Transaction Document (and without implication that the following is required or applicable), it is the intention of the parties that in no event shall amounts and value paid by the Company and/or any of its Subsidiaries (as the case may be), or payable to or received by any of the Buyers, under the Transaction Documents (including without limitation, any amounts that would be characterized as “interest” under applicable law) exceed amounts permitted under any applicable law. Accordingly, if any obligation to pay, payment made to any Buyer, or collection by any Buyer pursuant the Transaction Documents is finally judicially determined to be contrary to any such applicable law, such obligation to pay, payment or collection shall be deemed to have been made by mutual mistake of such Buyer, the Company and its Subsidiaries and such amount shall be deemed to have been adjusted with retroactive effect to the maximum amount or rate of interest, as the case may be, as would not be so prohibited by the applicable law. Such adjustment shall be effected, to the extent necessary, by reducing or refunding, at the option of such Buyer, the amount of interest or any other amounts which would constitute unlawful amounts required to be paid or actually paid to such Buyer under the Transaction Documents. For greater certainty, to the extent that any interest, charges, fees, expenses or other amounts required to be paid to or received by such Buyer under any of the Transaction Documents or related thereto are held to be within the meaning of “interest” or another applicable term to otherwise be violative of applicable law, such amounts shall be pro-rated over the period of time to which they relate.

(e)  Entire Agreement; Amendments. This Agreement, the other Transaction Documents and the schedules and exhibits attached hereto and thereto and the instruments referenced herein and therein supersede all other prior oral or written agreements between the Buyers, any BC Entity, any of their affiliates and Persons acting on their behalf, including, without limitation, any transactions by any Buyer with respect to Common Stock or the Securities, and the other matters contained herein and therein, and this Agreement, the other Transaction Documents, the schedules and exhibits attached hereto and thereto and the instruments referenced herein and therein contain the entire understanding of the parties solely with respect to the matters covered herein and therein; provided, however, nothing contained in this Agreement or any other Transaction Document shall (or shall be deemed to) (i) have any effect on any agreements any Buyer has entered into with, or any instruments any Buyer has received from, any BC Entity prior to the date hereof with respect to any prior investment made by such Buyer in any BC Entity or (ii) waive, alter, modify or amend in any respect any obligations of any BC Entity, or any rights of or benefits to any Buyer or any other Person, in any agreement entered into prior to the date hereof between or among any BC Entity and any Buyer, or any instruments any Buyer received from any BC Entity prior to the date hereof, and all such agreements and instruments shall continue in full force and effect. Except as specifically set forth herein or therein, neither any BC Party nor any Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. For clarification purposes, the Recitals are part of this Agreement. No provision of this Agreement may be amended other than by an instrument in writing signed by the BC Parties and the Required Holders (as defined below), and any amendment to any provision of this Agreement made in conformity with the provisions of this Section 9(e) shall be binding on all Buyers and holders of Securities, as applicable; provided that no such amendment shall be effective to the extent that it (A) applies to less than all of the holders of the Securities then outstanding or (B) imposes any obligation or liability on any Buyer without such Buyer’s prior written consent (which may be granted or withheld in such Buyer’s sole discretion). No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party, provided that the Required Holders may waive any provision of this Agreement, and any waiver of any provision of this Agreement made in conformity with the provisions of this Section 9(e) shall be binding on all Buyers and holders of Securities, as applicable, provided that no such waiver shall be effective to the extent that it (1) applies to less than all of the holders of the Securities then outstanding (unless a party gives a waiver as to itself only) or (2) imposes any obligation or liability on any Buyer without such Buyer’s prior written consent (which may be granted or withheld in such Buyer’s sole discretion). No consideration (other than reimbursement of legal fees) shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration also is offered to all of the parties to the Transaction Documents, all holders of the Preferred Shares, all holders of the Preferred Warrants or all holders of the Common Warrants (as the case may be). From the date hereof and while any Preferred Shares, Preferred Warrants or Common Warrants are outstanding, no BC Entity shall be permitted to receive any consideration from a Buyer or a holder of Preferred Shares, Preferred Warrants or Common Warrants that is not otherwise contemplated by the Transaction Documents in order to, directly or indirectly, induce any BC Entity (i) to treat such Buyer or holder of Preferred Shares, Preferred Warrants, or Common Warrants in a manner that is more favorable than to other similarly situated Buyers or holders of Preferred Shares, Preferred Warrants or Common Warrants, as applicable, or (ii) to treat any Buyer(s) or holder(s) of Preferred Shares, Preferred Warrants or Common Warrants in a manner that is less favorable than the Buyer or holder of Preferred Shares or Warrants that is paying such consideration; provided, however, that the determination of whether a Buyer has been treated more or less favorably than another Buyer shall disregard any securities of the Company purchased or sold by any Buyer. No BC Entity has, directly or indirectly, made any agreements with any Buyers relating to the terms or conditions of the transactions contemplated by the Transaction Documents except as set forth in the Transaction Documents. Without limiting the foregoing, each BC Party confirms that, except as set forth in this Agreement, no Buyer has made any commitment or promise or has any other obligation to provide any financing to any BC Entity or otherwise. As a material inducement for each Buyer to enter into this Agreement, each BC Party expressly acknowledges and agrees that (x) no due diligence or other investigation or inquiry conducted by a Buyer, any of its advisors or any of its representatives shall affect such Buyer’s right to rely on, or shall modify or qualify in any manner or be an exception to any of, such BC Party’s representations and warranties contained in this Agreement or any other Transaction Document and (y) unless a provision of this Agreement or any other Transaction Document is expressly preceded by the phrase “except as disclosed in the SEC Documents,” nothing contained in any of the SEC Documents shall affect such Buyer’s right to rely on, or shall modify or qualify in any manner or be an exception to any of, such BC Party’s representations and warranties contained in this Agreement or any other Transaction Document. “Required Holders” means (I) prior to the Closing Date, Keystone Capital Partners, LLC (the “Lead Buyer”) and (II) on or after the Closing Date, the Lead Buyer, as long as it holds any Preferred Shares, Preferred Warrants or Common Warrants, or, thereafter, holders of a majority of the Registrable Securities as of such time (excluding any Registrable Securities held by any BC Entity as of such time) (excluding any Registrable Securities held by the Company or any of its Subsidiaries as of such time) issued or issuable hereunder or pursuant to the Certificate of Designations and/or the Common Warrants (or the Buyers, with respect to any waiver or amendment of Section 4(o)).

(f)  Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by electronic mail (provided that such sent email is kept on file (whether electronically or otherwise) by the sending party and the sending party does not receive an automatically generated message from the recipient’s email server that such e-mail could not be delivered to such recipient); or (iii) one (1) Business Day after deposit with an overnight courier service with next day delivery specified, in each case, properly addressed to the party to receive the same. The mailing addresses and e-mail addresses for such communications shall be:

If to the Company:

Phoenix Biotech Acquisition Corp.
2201 Broadway, Suite 705

Oakland, CA 94612

Telephone:

Attention: Chief Executive Officer

E-Mail:

With a copy (for informational purposes only) to:

Goodwin Procter LLP

The New York Times Building

620 Eighth Avenue

New York, NY 10018

Telephone:

Attention: Jeffrey A. Letalien, Esq.

E-Mail:

If to the Target:

CERo Therapeutics, Inc.
201 Haskins Way, Suite 230

South San Francisco, CA 94080

Telephone:

Attention: Daniel Corey

E-Mail:

With a copy (for informational purposes only) to:

Cooley LLP

1700 7th Avenue, Suite 1900

Seattle, WA 98101

Telephone:

Attention: Alan Hambelton, Esq.

E-Mail:

If to the Transfer Agent:

Continental Stock Transfer & Trust Company

1 State Street 30th Floor

New York, NY 10004-1561

Telephone:

Attention: Luis Ortiz

E-Mail:

If to a Buyer, to its mailing address and e-mail address set forth on the Schedule of Buyers, with copies to such Buyer’s representatives as set forth on the Schedule of Buyers,

with a copy (for informational purposes only) to:

Kelley Drye & Warren LLP
3 World Trade Center
175 Greenwich Street
New York, NY 10007
Telephone:
Attention: Michael A. Adelstein, Esq.

E-mail:

or to such other mailing address and/or e-mail address and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change, provided that Kelley Drye & Warren LLP shall only be provided copies of notices sent to the lead Buyer. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s e-mail containing the time, date and recipient’s e-mail or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by e-mail or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

(g)  Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of any of the Preferred Shares, the Preferred Warrants, and the Common Warrants. No BC Party shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the Required Holders, including, without limitation, by way of a Fundamental Transaction (as defined in the Common Warrants) (unless the Company is in compliance with the applicable provisions governing Fundamental Transactions set forth in the Common Warrants), a Fundamental Transaction (as defined in the Preferred Warrants) (unless the Company is in compliance with the applicable provisions governing Fundamental Transactions set forth in the Preferred Warrants) or a Fundamental Transaction (as defined in the Certificate of Designations) (unless the Company is in compliance with the applicable provisions governing Fundamental Transactions set forth in the Certificate of Designations). A Buyer may assign some or all of its rights hereunder in connection with any transfer of any of its Securities without the consent of any BC Party, in which event such assignee shall be deemed to be a Buyer hereunder with respect to such assigned rights.

(h)  No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, other than the Indemnitees referred to in Section 9(k).

(i)  Survival. The representations, warranties, agreements and covenants shall survive the Closing. Each Buyer shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

(j)  Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(k)  Indemnification. In consideration of each Buyer’s execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of each BC Party’s other obligations under the Transaction Documents, each BC Party, severally, shall defend, protect, indemnify and hold harmless each Buyer and each holder of any Securities and all of their stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing Persons’ agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to (i) any misrepresentation or breach of any representation or warranty made by any BC Entity in any of the Transaction Documents, (ii) any breach of any covenant, agreement or obligation of any BC Entity contained in any of the Transaction Documents or (iii) any cause of action, suit, proceeding or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of any BC Entity) or which otherwise involves such Indemnitee that arises out of or results from (A) the execution, delivery, performance or enforcement of any of the Transaction Documents, (B) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities, (C) any disclosure properly made by such Buyer pursuant to Section 4(i), or (D) the status of such Buyer or holder of the Securities either as an investor in any BC Entity pursuant to the transactions contemplated by the Transaction Documents or as a party to this Agreement (including, without limitation, as a party in interest or otherwise in any action or proceeding for injunctive or other equitable relief). To the extent that the foregoing undertaking by a BC Entity may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. Except as otherwise set forth herein, the mechanics and procedures with respect to the rights and obligations under this Section 9(k) shall be the same as those set forth in Section 6 of the Registration Rights Agreement.

(l)  Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. No specific representation or warranty shall limit the generality or applicability of a more general representation or warranty. Each and every reference to share prices, shares of Common Stock and any other numbers in this Agreement that relate to the Common Stock shall be automatically adjusted for any stock splits, stock dividends, stock combinations, recapitalizations or other similar transactions that occur with respect to the Common Stock after the date of this Agreement. Notwithstanding anything in this Agreement to the contrary, for the avoidance of doubt, nothing contained herein shall constitute a representation or warranty against, or a prohibition of, any actions with respect to the borrowing of, arrangement to borrow, identification of the availability of, and/or securing of, securities of the Company in order for such Buyer (or its broker or other financial representative) to effect Short Sales or similar transactions in the future.

(m)  Remedies. Each Buyer and in the event of assignment by Buyer of its rights and obligations hereunder, each holder of Securities, shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. Furthermore, each BC Party recognizes that in the event that it or any BC Entity fails to perform, observe, or discharge any or all of its or such BC Entity’s (as the case may be) obligations under the Transaction Documents, any remedy at law would inadequate relief to the Buyers. Each BC Party therefore agrees that the Buyers shall be entitled to specific performance and/or temporary, preliminary and permanent injunctive or other equitable relief from any court of competent jurisdiction in any such case without the necessity of proving actual damages and without posting a bond or other security. The remedies provided in this Agreement and the other Transaction Documents shall be cumulative and in addition to all other remedies available under this Agreement and the other Transaction Documents, at law or in equity (including a decree of specific performance and/or other injunctive relief).

(n)  Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Buyer exercises a right, election, demand or option under a Transaction Document and any BC Entity does not timely perform its related obligations within the periods therein provided, then such Buyer may rescind or withdraw, in its sole discretion from time to time upon written notice to such applicable BC Entity, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

(o)  Payment Set Aside; Currency. To the extent that a BC Entity makes a payment or payments to any Buyer hereunder or pursuant to any of the other Transaction Documents or any of the Buyers enforce or exercise their rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to such BC Entity, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, foreign, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred. Unless otherwise expressly indicated, all dollar amounts referred to in this Agreement and the other Transaction Documents are in United States Dollars (“U.S. Dollars”), and all amounts owing under this Agreement and all other Transaction Documents shall be paid in U.S. Dollars. All amounts denominated in other currencies (if any) shall be converted into the U.S. Dollar equivalent amount in accordance with the Exchange Rate on the date of calculation. “Exchange Rate” means, in relation to any amount of currency to be converted into U.S. Dollars pursuant to this Agreement, the U.S. Dollar exchange rate as published in the Wall Street Journal on the relevant date of calculation.

(p)  Judgment Currency.

(i)  If for the purpose of obtaining or enforcing judgment against any BC Entity in connection with this Agreement or any other Transaction Document in any court in any jurisdiction it becomes necessary to convert into any other currency (such other currency being hereinafter in this Section 9(p) referred to as the “Judgment Currency”) an amount due in US Dollars under this Agreement, the conversion shall be made at the Exchange Rate prevailing on the Trading Day immediately preceding:

(1)  the date actual payment of the amount due, in the case of any proceeding in the courts of New York or in the courts of any other jurisdiction that will give effect to such conversion being made on such date: or

(2)  the date on which the foreign court determines, in the case of any proceeding in the courts of any other jurisdiction (the date as of which such conversion is made pursuant to this Section 9(p)(i)(2) being hereinafter referred to as the “Judgment Conversion Date”).

(ii)  If in the case of any proceeding in the court of any jurisdiction referred to in Section 9(p)(i)(2) above, there is a change in the Exchange Rate prevailing between the Judgment Conversion Date and the date of actual payment of the amount due, the applicable party shall pay such adjusted amount as may be necessary to ensure that the amount paid in the Judgment Currency, when converted at the Exchange Rate prevailing on the date of payment, will produce the amount of US Dollars which could have been purchased with the amount of Judgment Currency stipulated in the judgment or judicial order at the Exchange Rate prevailing on the Judgment Conversion Date.

(iii)  Any amount due from any BC Entity under this provision shall be due as a separate debt and shall not be affected by judgment being obtained for any other amounts due under or in respect of this Agreement or any other Transaction Document.

(q)  Independent Nature of Buyers’ Obligations and Rights. The obligations of each Buyer under the Transaction Documents are several and not joint with the obligations of any other Buyer, and no Buyer shall be responsible in any way for the performance of the obligations of any other Buyer under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Buyer pursuant hereto or thereto, shall be deemed to constitute the Buyers as, and each BC Party acknowledges that the Buyers do not so constitute, a partnership, an association, a joint venture or any other kind of group or entity, or create a presumption that the Buyers are in any way acting in concert or as a group or entity, and no BC Entity shall assert any such claim with respect to such obligations or the transactions contemplated by the Transaction Documents or any matters, and each BC Party acknowledges that the Buyers are not acting in concert or as a group, and no BC Entity shall assert any such claim, with respect to such obligations or the transactions contemplated by the Transaction Documents. The decision of each Buyer to purchase Securities pursuant to the Transaction Documents has been made by such Buyer independently of any other Buyer. Each Buyer acknowledges that no other Buyer has acted as agent for such Buyer in connection with such Buyer making its investment hereunder and that no other Buyer will be acting as agent of such Buyer in connection with monitoring such Buyer’s investment in the Securities or enforcing its rights under the Transaction Documents. Each BC Party and each Buyer confirms that each Buyer has independently participated with the BC Entities in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors. Each Buyer shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of any other Transaction Documents, and it shall not be necessary for any other Buyer to be joined as an additional party in any proceeding for such purpose. The use of a single agreement to effectuate the purchase and sale of the Securities contemplated hereby was solely in the control of the BC Parties, not the action or decision of any Buyer, and was done solely for the convenience of the BC Entities and not because it was required or requested to do so by any Buyer. It is expressly understood and agreed that each provision contained in this Agreement and in each other Transaction Document is between applicable BC Entities and a Buyer, solely, and not between the Company, its Subsidiaries and the Buyers collectively and not between and among the Buyers.

[signature pages follow]

IN WITNESS WHEREOF, each Buyer, the Target and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

COMPANY:

PHOENIX BIOTECH ACQUISITION CORP.

By:	/s/ Chris Ehrlich
	Name:	Chris Ehrlich
	Title:	Chief Executive Officer

IN WITNESS WHEREOF, each Buyer, the Target and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

TARGET:

CERO THERAPEUTICS, INC.

By:	/s/ Daniel Corey
	Name:	Dr. Daniel Corey
	Title:	Chief Executive Officer

IN WITNESS WHEREOF, each Buyer, the Target and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

BUYER:

By:
Name:
Title: